Exhibit 10.1

FOURTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

EXTRA SPACE STORAGE LP

a Delaware limited partnership

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”),
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD,
TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP
AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP,
IN FORM AND SUBSTANCE SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT
THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE
EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER
APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

AMENDED AND RESTATED AS OF December 2, 2013

i

FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED

PARTNERSHIP OF EXTRA SPACE STORAGE LP

THIS FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EXTRA SPACE STORAGE LP, dated as of December 2, 2013, is entered into by and among ESS Holdings Business Trust I, a Massachusetts business trust (the “General Partner”) and the limited partners listed on Exhibit A hereto (each a “Limited Partner”).

WHEREAS, the General Partner and the Parent Limited Partner entered into that certain Third Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP dated as of August 29, 2013, as amended by that certain First Amendment to Third Amended and Restated Agreement of Limited Partnership dated as of August 29, 2013 (together, the “Third Amended and Restated Partnership Agreement”); and

WHEREAS, the General Partner and the Parent Limited Partner desire to amend and restate the Third Amended and Restated Partnership Agreement in its entirety by entering into this Fourth Amended and Restated Agreement of Limited Partnership.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
DEFINED TERMS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Act” means the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101 et seq.), as it may be amended from time to time, and any successor to such statute.

“Actions” has the meaning set forth in Section 7.7 hereof.

“Additional Funds” has the meaning set forth in Section 4.4.A hereof.

“Additional Limited Partner” means a Person who is admitted to the Partnership as a Limited Partner pursuant to Section 4.3 and Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each Partnership Year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Partnership Year.

“Adjusted Section 704(b) Net Income” means, for any Partnership Year or other applicable period, (i) the Partnership’s Net Income for such Partnership Year or other applicable period as determined under the Code, minus (ii) that portion of the Series A Preferred Priority Return for such Partnership Year or other applicable period that consists of an amount, with respect to each Series A Preferred Unit, equal to 5.00% per annum on the Series A

Preferred Stated Value per Series A Preferred Unit, commencing on the date of original issuance of such Series A Preferred Unit.

“Adjustment Factor” means 1.0; provided, however, that in the event that:

(i)                                     the Parent (a) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction, (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;

(ii)                                  the Parent distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares (or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares) at a price per share less than the Value of a REIT Share on the record date for such distribution (each a “Distributed Right”), then the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date plus the maximum number of REIT Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date plus a fraction (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights times the minimum purchase price per REIT Share under such Distributed Rights and (2) the denominator of which is the Value of a REIT Share as of the record date; provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactive to the date of distribution of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and

(iii)                               the Parent shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsection (i) above), which evidences of indebtedness or assets relate to assets not received by the Parent or its Subsidiaries pursuant to a pro rata distribution by the Partnership, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment Factor in effect immediately prior to the close of business on the date fixed for determination of stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be such Value of a REIT Share on the date fixed for such determination and (ii) the denominator of which shall be the Value of a REIT Share on the dates fixed for such determination less the then fair market value (as determined by the REIT, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share.

Any adjustments to the Adjustment Factor shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Fourth Amendment and Restated Agreement of Limited Partnership of Extra Space Storage LP, as it may be amended, supplemented or restated from time to time.

“Assignee” means a Person to whom one or more Partnership Units have been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5 hereof.

“Available Cash” means, with respect to any period for which such calculation is being made, the amount of cash available for distribution by the Partnership as determined by the General Partner.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Bylaws” means the Bylaws of the Parent, as amended, supplemented or restated from time to time.

“Capital Account” means, with respect to any Partner, the Capital Account maintained by the General Partner for such Partner on the Partnership’s books and records in accordance with the following provisions:

(a)           To each Partner’s Capital Account, there shall be added such Partner’s Capital Contributions, such Partner’s distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.3 hereof, and the principal amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner.

(b)           From each Partner’s Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner’s distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.3 hereof, and the principal amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

(c)           In the event any interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Transferred interest.

(d)           In determining the principal amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

(e)           The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. If the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, the General Partner may make such modification provided that such modification will not have a material effect on the amounts distributable to any Partner without such Partner’s Consent. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2.

“Capital Account Deficit” has the meaning set forth in Section 13.2.C hereof.

“Capital Contribution” means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any Contributed Property that such Partner contributes to the Partnership or is deemed to contribute pursuant to Section 4.5 hereof.

“Cash Amount” has the meaning set forth in Annex A or Annex B hereto, as applicable.

“Certificate” means the Certificate of Limited Partnership of the Partnership filed in the office of the Secretary of State of the State of Delaware on May 5, 2004, as amended from time to time in accordance with the terms hereof and the Act.

“Charter” means the Articles of Amendment and Restatement of the Parent as filed with the State Department of Assessments and Taxation of Maryland, as amended, supplemented or restated from time to time.

“Closing Price” has the meaning set forth in the definition of “Value.”

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Company Employees” means the employees of the Partnership, the Parent and any of their subsidiaries.

“Consent” means the consent to, approval of, or vote in favor of a proposed action by a Partner given in accordance with Article XIV hereof.

“Contingent Conversion Shares” means a contingent conversion share of the Parent, par value $.01 per share.

“Contingent Conversion Units” has the meaning set forth in Section 4.2 hereof.

“Contributed Property” means each item of Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed by the Partnership to a “new” partnership pursuant to Code Section 708) net of any liabilities assumed by the Partnership relating to such Contributed Property and any liability to which such Contributed Property is subject.

“Contribution Agreement” means that certain Contribution Agreement dated as of June 15, 2007 by and among the Partnership and those entities identified therein as contributors to the Partnership.

“Conversion Date” has the meaning set forth in Section 4.7.C hereof.

“Conversion Percentage” has the meaning set forth in Section 4.7.C hereof.

“Converted Series C Preferred Units” has the meaning set forth in Section 18.5.A hereof.

“Converting Series C Preferred Unit Holder” has the meaning set forth in Section 18.5.A hereof.

“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

“Depreciation” means, for each Partnership Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero,

Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

“Distributed Right” has the meaning set forth in the definition of “Adjustment Factor.”

“Effective Date” means the date of closing of the initial public offering of REIT Shares.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event” has the meaning set forth in Section 4.7.A hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Funding Debt” means the incurrence of any Debt for the purpose of providing funds to the Partnership by or on behalf of the Parent or any wholly owned subsidiary of the Parent.

“General Partner” means ESS Holdings Business Trust I, a Massachusetts business trust, and its successors and assigns, as the general partner of the Partnership.

“General Partner Interest” means the Partnership Interest held by the General Partner, which Partnership Interest is an interest as a general partner under the Act. A General Partner Interest may be expressed as a number of OP Units, Contingent Conversion Units, Preferred Units, Junior Units or any other Partnership Units.

“General Partner Loan” has the meaning set forth in Section 4.4.D hereof.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)           The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the General Partner.

(b)           The Gross Asset Values of all Partnership assets in connection with the events described in clauses (i) through (viii) below shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, as of the following times:

(i)            the acquisition of an additional interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.3 hereof or contributions or deemed contributions by the General Partner pursuant to Section 4.3 hereof) by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

(ii)           the distribution by the Partnership to a Partner of more than a de minimis amount of Property as consideration for an interest in the Partnership, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

(iii)          the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

(iv)          upon the admission of a successor General Partner pursuant to Section 12.1 hereof;

(v)           the conversion of any Contingent Conversion Units pursuant to Section 4.7.A hereof;

(vi)          the issuance by the Partnership of a Noncompensatory Option which is not treated as a partnership interest pursuant to Regulations Section 1.761-3(a);

(vii)         the acquisition of a Partnership Interest upon the exercise of a Noncompensatory Option (including upon the conversion of any Series A Preferred Unit pursuant to Section 16.4.B, the conversion of any Series B Preferred Unit pursuant to Section 17.4.B, the conversion of any Series C Preferred Unit pursuant to Section 18.4.B or Section 18.5, or the conversion of any Series D Preferred Unit pursuant to Section 19.4.B) in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(s); and

(viii)        at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2;

provided, if any Noncompensatory Options are outstanding upon the occurrence of an event described in this paragraph (b)(i) through (b)(viii), the Partnership shall adjust the Gross Asset Values of its properties in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2).

(c)           The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General Partner provided that, if the distributee is the General Partner or if the distributee and the General Partner cannot agree on such a determination, such gross fair market value shall be determined by an independent third party experienced in the valuation of similar assets, selected by the General Partner or the Parent in good faith.

(d)           The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).

(e)           If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

“Holder” means either (a) a Partner or (b) an Assignee, owning a Partnership Unit, that is treated as a member of the Partnership for federal income tax purposes.

“Incapacity” or “Incapacitated” means, (i) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (ii) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, or the revocation of the corporation’s charter; (iii) as to any Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Partner that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within 90 days after the expiration of any such stay.

“Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner or the Parent or any successor thereto or (B) a trustee of the General Partner, a director of the Parent or an officer or employee of the Partnership, the General Partner or the Parent and (ii) such other Persons (including Affiliates of the General Partner, the Partnership or the Parent) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

“IPO” means the initial public offering of REIT Shares.

“IRS” means the Internal Revenue Service, which administers the internal revenue laws of the United States.

“Junior Share” means a share of capital stock of the Parent now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are junior in rank to the REIT Shares. For purposes of this definition, a Contingent Conversion Share shall not be considered a Junior Share.

“Junior Unit” means a fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.1, 4.3 or 4.4 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are junior in rank to the OP Units and the Preferred Units. For purposes of this definition, a Contingent Conversion Unit shall not be considered a Junior Unit.

“Lease-Up NOI” has the meaning set forth in Section 4.7.C hereof.

“Limited Partner” means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit A may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person’s capacity as a Limited Partner in the Partnership.

“Limited Partner Interest” means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of OP Units, Contingent Conversion Units, Preferred Units or other Partnership Units.

“Liquidating Event” has the meaning set forth in Section 13.1 hereof.

“Liquidator” has the meaning set forth in Section 13.2.A hereof.

“Majority in Interest of the Outside Limited Partners” means Limited Partners (excluding for this purpose (i) any Limited Partner Interests held by the Parent or its Subsidiaries, (ii) any Person of which the Parent or its Subsidiaries directly or indirectly owns or controls more than 50% of the voting interests and (iii) any Person directly or indirectly owning or controlling more than 50% of the outstanding interests of the General Partner) holding more than 50% of the outstanding OP Units held by all Limited Partners who are not excluded for the purposes hereof.

“Majority in Interest of the Series A Limited Partners” means Limited Partners (excluding for this purpose (i) any Limited Partner Interests held by the Parent or its Subsidiaries, (ii) any Person of which the Parent or its Subsidiaries directly or indirectly owns or controls more than 50% of the voting interests and (iii) any Person directly or indirectly owning or controlling more than 50% of the outstanding interests of the General Partner) holding more than 50% of the outstanding Series A Preferred Units held by all Limited Partners who are not excluded for the purposes hereof.

“Majority in Interest of the Series B Limited Partners” means Limited Partners (excluding for this purpose (i) any Limited Partner Interests held by the Parent or its Subsidiaries, (ii) any Person of which the Parent or its

Subsidiaries directly or indirectly owns or controls more than 50% of the voting interests and (iii) any Person directly or indirectly owning or controlling more than 50% of the outstanding interests of the General Partner) holding more than 50% of the outstanding Series B Preferred Units held by all Limited Partners who are not excluded for the purposes hereof.

“Majority in Interest of the Series C Limited Partners” means Limited Partners (excluding for this purpose (i) any Limited Partner Interests held by the Parent or its Subsidiaries, (ii) any Person of which the Parent or its Subsidiaries directly or indirectly owns or controls more than 50% of the voting interests and (iii) any Person directly or indirectly owning or controlling more than 50% of the outstanding interests of the General Partner) holding more than 50% of the outstanding Series C Preferred Units held by all Limited Partners who are not excluded for the purposes hereof.

“Majority in Interest of the Series D Limited Partners” means Limited Partners (excluding for this purpose (i) any Limited Partner Interests held by the Parent or its Subsidiaries, (ii) any Person of which the Parent or its Subsidiaries directly or indirectly owns or controls more than 50% of the voting interests and (iii) any Person directly or indirectly owning or controlling more than 50% of the outstanding interests of the General Partner) holding more than 50% of the outstanding Series D Preferred Units held by all Limited Partners who are not excluded for the purposes hereof.

“Mandatory Conversion Notice” has the meaning set forth in Section 4.7.C hereof.

“Market Price” has the meaning set forth in the definition of “Value.”

“Measurement Period” has the meaning set forth in Section 4.7.C hereof.

“Net Income” or “Net Loss” means, for each Partnership Year of the Partnership, an amount equal to the Partnership’s taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)           Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

(b)           Any expenditure of the Partnership described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

(c)           In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) or subsection (c) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

(d)           Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)           In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year;

(f)            To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner’s interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(g)           Notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item that is specially allocated pursuant to Section 6.3 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”

“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares, Contingent Conversion Shares, Preferred Shares or Junior Shares, except that “New Securities” shall not mean any Preferred Shares, Junior Shares or grants under the Stock Option Plans or (ii) any Debt issued by the REIT that provides any of the rights described in clause (i).

“Noncompensatory Option” means a “noncompensatory option” within the meaning of Regulations Sections 1.721-2(f) and 1.761-3(b)(2).

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).

“Notice of Redemption” means the Notice of Redemption substantially in the form of Exhibit B attached to this Agreement.

“Notice of Series A Preferred Redemption” shall mean the Notice of Series A Preferred Redemption substantially in the form of Exhibit E attached to this Agreement.

“Notice of Series B Preferred Redemption” shall mean the Notice of Series B Preferred Redemption substantially in the form of Exhibit F attached to this Agreement.

“Notice of Series C Preferred Conversion” shall mean the Notice of Series C Preferred Conversion substantially in the form of Exhibit G attached to this Agreement.

“Notice of Series C Preferred Redemption” shall mean the Notice of Series C Preferred Redemption substantially in the form of Exhibit H attached to this Agreement.

“Notice of Series D Preferred Redemption” shall mean the Notice of Series D Preferred Redemption substantially in the form of Exhibit I attached to this Agreement.

“Obligated Partner” means a Partner who has agreed in writing to be an Obligated Partner and has agreed and is obligated to make certain contributions, not in excess of such Obligated Partner’s Protected Amount, to the Partnership with respect to such Partner’s Capital Account Deficit upon the occurrence of certain events.

“OP Unit” means a fractional share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.3 hereof, but does not include any Contingent Conversion Unit, Preferred Unit, Junior Unit or any other Partnership Unit specified in a Partnership Unit Designation as being other than an OP Unit; provided, however, that the General Partner Interest and the Limited Partner Interests shall have the differences in rights and privileges as specified in this Agreement.

“Outside Director” shall mean a director of the Parent who is not also an officer or employee of the Parent.

“Ownership Limit” means the applicable restriction or restrictions on ownership of shares of the Parent imposed under the Charter.

“Parent” means Extra Space Storage Inc., a Maryland corporation.

“Parent Limited Partner” means ESS Holdings Business Trust II, a Massachusetts business trust, and its successors and assigns, as a limited partner of the Partnership in its capacity as limited partner of the Partnership.

“Partner” means the General Partner or a Limited Partner, and “Partners” means the General Partner and the Limited Partners.

“Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).

“Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

“Partnership” means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

“Partnership Interest” means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of OP Units, Contingent Conversion Units, Preferred Units, Junior Units or other Partnership Units.

“Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

“Partnership Record Date” means a record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall generally be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

“Partnership Unit” shall mean an OP Unit, a Contingent Conversion Unit, a Preferred Unit, a Junior Unit or any other fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.1, 4.3 or 4.4 hereof. The ownership of Partnership Units may be evidenced by a certificate for units as the General Partner may determine with respect to any class of Partnership Units issued from time to time under Section 4.1 and 4.3.

“Partnership Unit Designation” has the meaning set forth in Section 4.3 hereof.

“Partnership Year” means the fiscal year of the Partnership, which shall be the calendar year.

“Percentage Interest” means, as to a Partner holding a class or series of Partnership Interests, its interest in such class or series as determined by dividing the Partnership Units of such class or series owned by such Partner by the total number of Partnership Units of such class then outstanding as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time. If the Partnership issues additional classes or series of Partnership Interests other than as contemplated herein, the interest in the Partnership among the classes or series of Partnership Interests shall be determined as set forth in the amendment to the Partnership Agreement setting forth the rights and privileges of such additional classes or series of Partnership Interest, if any, as contemplated by Section 4.3.

“Person” means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

“Preferred Distribution Shortfall” means, with respect to any Partnership Interests that are entitled to any preference in distributions of Available Cash pursuant to this Agreement, the aggregate amount of the required distributions of Available Cash for such outstanding Partnership Interests for all periods minus the aggregate amount of the distributions made with respect to the required distributions of Available Cash for such outstanding Partnership Interests pursuant to this Agreement.

“Preferred Share” means a share of capital stock of the Parent now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT Shares.

“Preferred Unit” means a fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.1, 4.3 or 4.4 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the OP Units, including the Series A Preferred Units, the Series B Preferred Units, the Series C Preferred Units and the Series D Preferred Units.

“Properties” means any assets and property of the Partnership such as, but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time and “Property” shall mean any one such asset or property.

“Protected Amount” means the amount specified on Exhibit C with respect to any Obligated Partner, as such Exhibit may be amended from time to time.

“Publicly Traded” means listed or admitted to trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market or another national securities exchange, or any successor to the foregoing.

“Qualified REIT Subsidiary” means a qualified REIT subsidiary of the Parent within the meaning of Code Section 856(i)(2).

“Qualified Transferee” means an “Accredited Investor” as defined in Rule 501 promulgated under the Securities Act.

“Qualifying Party” means (a) a Limited Partner set forth in Schedule A hereto, (b) an Additional Limited Partner or (c) a Substituted Limited Partner succeeding to all or part of the Limited Partner Interest of (i) a Limited Partner set forth in Schedule A hereto or (ii) an Additional Limited Partner.

“Redemption” has the meaning set forth in Section 8.6.A hereof.

“Regulations” means the applicable income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Regulatory Allocations” has the meaning set forth in Section 6.3.B(vii) hereof.

“REIT” means a real estate investment trust qualifying under Code Section 856.

“REIT Payment” has the meaning set forth in Section 15.11 hereof.

“REIT Requirements” has the meaning set forth in Section 5.1 hereof.

“REIT Share” means a share of the Parent’s common stock, par value $0.01 per share. Where relevant in this Agreement, “REIT Share” includes shares of the Parent’s common stock, par value $0.01 per share, issued upon conversion or exchange of Contingent Conversion Shares, Preferred Shares or Junior Shares.

“REIT Shares Amount” means a number of REIT Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor in effect on the Specified Redemption Date with respect to such Tendered Units; provided, however, that, in the event that the Parent issues to all holders of REIT Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the Parent’s stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the Parent in good faith.

“Rights” has the meaning set forth in the definition of “REIT Shares Amount.”

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Capital” means an amount, per Series A Preferred Unit, equal to the sum of (i) the Series A Preferred Stated Value and (ii) any Preferred Distribution Shortfall per Series A Preferred Unit.

“Series A Preferred Priority Return” means, with respect to each Series A Preferred Unit, an amount equal to the sum of (a) 5.00% per annum on the Series A Preferred Stated Value per Series A Preferred Unit, commencing on the date of original issuance of such Series A Preferred Unit and (b) the Series A Preferred Return. For any partial quarterly period, the amount of the Series A Preferred Priority Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

“Series A Preferred Redemption” has the meaning set forth in Section 16.4.A hereof.

“Series A Preferred Redemption Amount” means, with respect to each Series A Preferred Unit, an amount equal to the sum of (i) the Series A Preferred Capital and (ii) the product of (x) the Adjustment Factor and (y) the Value of a REIT Share.

“Series A Preferred Redemption Date” has the meaning set forth in Annex A or Annex B hereto, as applicable.

“Series A Preferred REIT Shares Amount” means, with respect to each Series A Preferred Unit, a number of REIT Shares equal to the quotient of (i) the Series A Preferred Redemption Amount divided by (ii) the Value of a REIT Share as of the Series A Preferred Redemption Date (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders); provided, however, that, in the event that the Parent issues to all holders of REIT Shares as of a certain record date Rights, with the record date for such Rights issuance falling within the period starting on the date of the Notice of Series A Preferred Redemption and ending on the day immediately preceding the Series A Preferred Redemption Date, which Rights will not be distributed before the relevant Series A Preferred Redemption Date, then the Series A Preferred REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the Parent in good faith.

“Series A Preferred Return” means the amount of distributions to which Holders of Series A Preferred Units would be entitled to receive if the Series A Preferred Units were treated as part of a single class of units with the OP Units and the Series A Preferred Units shared in distributions with the OP Units pursuant to Section 5.1(4) proportionately based on the total number of outstanding Series A Preferred Units and OP Units.

“Series A Preferred Stated Value” means, with respect to each Series A Preferred Unit, an amount equal to (i) the “Gross Preference Amount” divided by (ii) the aggregate number of Series A Preferred Units that have been issued by the Partnership as of the date of determination (regardless of whether such Series A Preferred Units are then outstanding). As used herein, “Gross Preference Amount” shall mean $99,295,885.47; provided that, the Gross Preference Amount shall be increased by $7,168,969.76 to the extent the Partnership has acquired the Hayward Property (as defined in the Contribution Agreement); provided further, that the Gross Preference Amount shall be increased by $8,535,144.77 to the extent the Partnership has acquired the San Leandro Property (as defined in the Contribution Agreement).

“Series A Preferred Unit Distribution Payment Date” shall have the meaning set forth in Section 16.2.A hereof.

“Series A Preferred Units” means the Partnership’s Series A Participating Redeemable Preferred Units, with the rights, priorities and preferences set forth herein.

“Series B Preferred Priority Return” means, with respect to each Series B Preferred Unit, an amount equal to 6.00% per annum on the Series B Preferred Stated Value, commencing on the date of original issuance of such Series B Preferred Unit. For any partial quarterly period, the amount of the Series B Preferred Priority Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

“Series B Preferred Redemption” has the meaning set forth in Section 17.4.A hereof.

“Series B Preferred Redemption Amount” means, with respect to each Series B Preferred Unit, an amount equal to the sum of (i) the Series B Preferred Stated Value and (ii) any accrued and unpaid distributions with respect to such Series B Preferred Unit up to, but not including, the Series B Preferred Redemption Date.

“Series B Preferred Redemption Date” has the meaning set forth in Annex A or Annex B hereto, as applicable.

“Series B Preferred REIT Shares Amount” means, with respect to each Series B Preferred Unit, a number of REIT Shares equal to the quotient of (i) the Series B Preferred Redemption Amount divided by (ii) the Value of a REIT Share as of the Series B Preferred Redemption Date (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders); provided, however, that, in the event that the Parent issues to all holders of REIT Shares as of a certain record date Rights, with the record date for such Rights issuance falling within the period starting on the date of the Notice of Series B Preferred Redemption and ending on the day immediately preceding the Series B Preferred Redemption Date, which Rights will not be distributed before the relevant Series B Preferred Redemption Date, then the Series B Preferred REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the Parent in good faith.

“Series B Preferred Stated Value” means, with respect to each Series B Preferred Unit, $25.00.

“Series B Preferred Unit Distribution Payment Date” shall have the meaning set forth in Section 17.2.A hereof.

“Series B Preferred Units” means the Partnership’s Series B Redeemable Preferred Units, with the rights, priorities and preferences set forth herein.

“Series C Preferred Conversion” has the meaning set forth in Section 18.5.A hereof.

“Series C Preferred Conversion Amount” means, with respect to each Series C Preferred Unit, the difference between (a) one and (b) the quotient of (i) $3.60 divided by (ii) the sum of (A) the Series C Preferred Stated Value and (B) any accrued and unpaid distributions with respect to such Series C Preferred Unit up to, but not including, the Series C Preferred Conversion Date.

“Series C Preferred Conversion Date” means the 10th Business Day following receipt by the General Partner of a Notice of Series C Preferred Conversion.

“Series C Preferred Perpetual Return” means, with respect to each Series C Preferred Unit for the period commencing on the fifth anniversary of the date of original issuance of such Series C Preferred Unit, a fixed quarterly amount equal to the quotient of (i) the aggregate Series C Preferred Priority Return per Series C Preferred Unit in respect of the four consecutive fiscal quarters completed immediately prior to the fifth anniversary of the date of original issuance of such Series C Preferred Unit, divided by (ii) four. For any partial quarterly period, the amount of the Series C Preferred Perpetual Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

“Series C Preferred Priority Return” means, with respect to each Series C Preferred Unit for the period commencing on the date of original issuance of such Series C Preferred Unit and ending on the day before the fifth anniversary of the date of original issuance of such Series C Preferred Unit, a quarterly amount equal to the sum of (i) $0.18 and (ii) the then-payable quarterly distribution per OP Unit. For any partial quarterly period, the amount of the Series C Preferred Priority Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

“Series C Preferred Redemption” has the meaning set forth in Section 18.4.A hereof.

“Series C Preferred Redemption Amount” means, with respect to each Series C Preferred Unit, an amount equal to the sum of (i) the Series C Preferred Stated Value and (ii) any accrued and unpaid distributions with respect to such Series C Preferred Unit up to, but not including, the Series C Preferred Redemption Date.

“Series C Preferred Redemption Date” has the meaning set forth in Annex A or Annex B hereto, as applicable.

“Series C Preferred REIT Shares Amount” means, with respect to each Series C Preferred Unit, a number of REIT Shares equal to the quotient of (i) the Series C Preferred Redemption Amount divided by (ii) the Value of a REIT Share as of the Series C Preferred Redemption Date (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders); provided, however, that, in the event that the Parent issues to all holders of REIT Shares as of a certain record date Rights, with the record date for such Rights issuance falling within the period starting on the date of the Notice of Series C Preferred Redemption and ending on the day immediately preceding the Series C Preferred Redemption Date, which Rights will not be distributed before the relevant Series C Preferred Redemption Date, then the Series C Preferred REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the Parent in good faith.

“Series C Preferred Stated Value” means, with respect to each Series C Preferred Unit, Forty-Two and 10/100 Dollars ($42.10)

“Series C Preferred Unit Distribution Payment Date” shall have the meaning set forth in Section 18.2.A hereof.

“Series C Preferred Units” means the Partnership’s Series C Convertible Redeemable Preferred Units, with the rights, priorities and preferences set forth herein.

“Series D Preferred Priority Return” means, with respect to each Series D Preferred Unit, an amount equal to a percentage per annum on the Series D Preferred Stated Value (which percentage shall be established in a separate agreement entered into between the Partnership and the Holder of such Series D Preferred Unit), commencing on the date of original issuance of such Series D Preferred Unit. For any partial quarterly period, the amount of the Series D Preferred Priority Return shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.

“Series D Preferred Redemption” has the meaning set forth in Section 19.4.A hereof.

“Series D Preferred Redemption Amount” means, with respect to each Series D Preferred Unit, an amount equal to the sum of (i) the Series D Preferred Stated Value and (ii) any accrued and unpaid distributions with respect to such Series D Preferred Unit up to, but not including, the Series D Preferred Redemption Date.

“Series D Preferred Redemption Date” has the meaning set forth in Annex A or Annex B hereto, as applicable.

“Series D Preferred REIT Shares Amount” means, with respect to each Series D Preferred Unit, a number of REIT Shares equal to the quotient of (i) the Series D Preferred Redemption Amount divided by (ii) the Value of a REIT Share as of the Series D Preferred Redemption Date (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders); provided, however, that, in the event that the Parent issues to all holders of REIT Shares as of a certain record date Rights, with the record date for such Rights issuance falling within the period starting on the date of the Notice of Series D Preferred Redemption and ending on the day immediately preceding the Series D Preferred Redemption Date, which Rights will not be distributed before the relevant Series D Preferred Redemption Date, then the Series D Preferred REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the Parent in good faith.

“Series D Preferred Stated Value” means, with respect to each Series D Preferred Unit, $25.00 (or such other amount as may be set forth in a separate agreement entered into between the Partnership and the Holder of such Series D Preferred Unit).

“Series D Preferred Unit Distribution Payment Date” shall have the meaning set forth in Section 19.2.A hereof.

“Series D Preferred Units” means the Partnership’s Series D Redeemable Preferred Units, with the rights, priorities and preferences set forth herein.

“Services Agreement” means any management, development or advisory agreement with a property and/or asset manager for the provision of property management, asset management, leasing, development and/or similar services with respect to the Properties and any agreement for the provision of services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, financial advisors and other professional services.

“Specified Redemption Date” has the meaning set forth in Annex A or Annex B hereto, as applicable.

“Stock Option Plan” means any stock option plan hereafter adopted by the Partnership or the Parent, including the Parent’s 2004 Long Term Incentive Compensation Plan.

“Subsidiary” means, with respect to any Person, any other Person (which is not an individual) of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4 hereof.

“Tax Items” has the meaning set forth in Section 6.4.A hereof.

“Tendered Series A Preferred Units” has the meaning set forth in Section 16.4.A hereof.

“Tendered Series B Preferred Units” has the meaning set forth in Section 17.4.A hereof.

“Tendered Series C Preferred Units” has the meaning set forth in Section 18.4.A hereof.

“Tendered Series D Preferred Units” has the meaning set forth in Section 19.4.A hereof.

“Tendered Units” has the meaning set forth in Section 8.6.A hereof.

“Tendering Partner” has the meaning set forth in Section 8.6.A hereof.

“Tendering Series A Preferred Unit Holder” has the meaning set forth in Section 16.4.A hereof.

“Tendering Series B Preferred Unit Holder” has the meaning set forth in Section 17.4.A hereof.

“Tendering Series C Preferred Unit Holder” has the meaning set forth in Section 18.4.A hereof.

“Tendering Series D Preferred Unit Holder” has the meaning set forth in Section 19.4.A hereof.

“Terminating Capital Transaction” means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

“Third Amended and Restated Partnership Agreement” has the meaning set forth in the Recitals.

“Transfer,” when used with respect to a Partnership Unit, or all or any portion of a Partnership Interest, means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article XI hereof, “Transfer” does not include (a) any Redemption of Partnership Units by the Partnership or the Parent, or acquisition of Tendered Units by the General Partner or the Parent, pursuant to Section 8.6 hereof or (b) any redemption of Partnership Units pursuant to any Partnership Unit Designation. The terms “Transferred” and “Transferring” have correlative meanings.

“Value” means, on any date of determination with respect to a REIT Share, the average of the daily Market Prices for ten consecutive trading days immediately preceding the date of determination except that, as provided in Section 4.5.B hereof, the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Stock Option Plan shall be substituted for such average of daily market prices for purposes of Section 4.5 hereof; provided, that for purposes of Sections 8.6, 16.4, 17.4, 18.4 and 19.4 and Annex A and Annex B hereto, the “date of determination” shall be determined pursuant to the provisions of Annex A or Annex B hereto, as applicable. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding REIT Shares, the Closing Price for such REIT Shares on such date. The “Closing Price” on any date shall mean the last sale price for such REIT Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such REIT Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such REIT Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such REIT Shares are listed or admitted to trading or, if such REIT Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such REIT Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such REIT Shares selected by the Board of Directors of the Parent or, in the event that no trading price is available for such REIT Shares, the fair market value of the REIT Shares, as determined in good faith by the Board of Directors of the Parent.

In the event that the REIT Shares Amount includes Rights (as defined in the definition of “REIT Shares Amount”) that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the Parent acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

ARTICLE II.
ORGANIZATIONAL MATTERS

Section 2.1                                    Organization. The Partnership is a limited partnership organized pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

Section 2.2                                    Name. The name of the Partnership is “Extra Space Storage LP” The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “LP,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners.

Section 2.3                                    Registered Office and Agent; Principal Office. The address of the registered office of the Partnership in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is The Corporation Trust Company. The principal office of the Partnership is located at 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, UT 84121 or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

Section 2.4                                    Power of Attorney.

A.                                    Each Limited Partner and each Assignee hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

(i)                                     execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments, supplements or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or the Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Partnership pursuant to the terms of this Agreement; (e) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, Article XII, Article XIII, Article XVI, Article XVII, Article XVIII or Article XIX hereof or the Capital Contribution of any Partner; and (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Partnership Interests; and

(ii)                                  execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole and absolute discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or the Liquidator to amend this Agreement except in accordance with Article XIV hereof or as may be otherwise expressly provided for in this Agreement.

B.                                    The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees will be relying upon the power of the General Partner or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Limited Partner’s or Assignee’s Partnership Units or Partnership Interest and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

Section 2.5                                    Term. Pursuant to Section 17-217(d) of the Act, the term of the Partnership commenced on May 5, 2004 and shall continue until December 31, 2104 unless it is dissolved sooner pursuant to the provisions of Article XIII hereof or as otherwise provided by law.

ARTICLE III.
PURPOSE

Section 3.1                                    Purpose and Business. The purpose and nature of the Partnership is to conduct any business, enterprise or activity permitted by or under the Act; provided, however, such business and arrangements and interests may be limited to and conducted in such a manner as to permit the Parent, in the sole and absolute discretion of the General Partner, at all times to be classified as a REIT unless the Parent in its sole discretion has chosen to cease to qualify as a REIT or has chosen not to attempt to qualify as a REIT for any reason or for reasons whether or not related to the business conducted by the Partnership. Without limiting the General Partner’s right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the status of the Parent as a REIT inures to the benefit of all Partners and not solely to the Parent, the General Partner or its Affiliates. In connection with the foregoing, the Partnership shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue and guarantee evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien and, directly or indirectly, to acquire and construct additional Properties necessary, useful or desirable in connection with its business.

Section 3.2                                    Powers.

A.                                    The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership.

B.                                    The Partnership may contribute from time to time Partnership capital to one or more newly formed entities solely in exchange for equity interests therein (or in a wholly owned subsidiary entity thereof).

C.                                    Notwithstanding any other provision in this Agreement, the General Partner may cause the Partnership not to take, or to refrain from taking, any action that, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the Parent to continue to qualify as a REIT, (ii) could subject the Parent to any additional taxes under Code Section 857 or Code Section 4981 or any other related or successor provision of the Code or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, the Parent, their securities or the Partnership.

Section 3.3                                    Partnership Only for Partnership Purposes Specified. This Agreement shall not be deemed to create a company, venture or partnership between or among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, and the Partnership shall not be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

Section 3.4                                    Representations and Warranties by the Parties.

A.                                    Each Partner (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner, respectively) represents and warrants to the Partnership and each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner’s property is bound, or any statute, regulation, order or other law to which such Partner is subject, (ii) subject to the last sentence of this Section 3.4.A, such Partner is neither a “foreign person” within the meaning of Code Section 1445(f) nor a “foreign partner” within the meaning of Code Section 1446(e), (iii) such Partner does not own, directly or indirectly, (a) 9.9% or more of the total combined voting power of all classes of stock entitled to vote, or 9.9% or more of the total number of shares of all classes of stock, of any corporation that is a tenant of (I) the Parent or any Qualified REIT Subsidiary, (II) the Partnership or (III) any partnership, venture or limited liability company of which the Parent, any Qualified REIT Subsidiary or the Partnership is a member or (b) an interest of 9.9% or more in the assets or net profits of any tenant of (I) the Parent or any Qualified REIT Subsidiary, (II) the Partnership or (III) any partnership, venture, or limited liability company of which the Parent, any Qualified REIT Subsidiary or the Partnership is a member and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in the foregoing clause (ii) would be inaccurate if given by a Partner, such Partner (w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the General Partner in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the General Partner to withhold, all withholdings to which such a “foreign person” or “foreign partner,” as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the General Partner with respect to such withholdings, including by effecting the timely completion and delivery to the General Partner of all governmental forms required in connection therewith.

B.                                    Each Partner (including, without limitation, each Substituted Limited Partner as a condition to becoming a Substituted Limited Partner) represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

C.                                    The representations and warranties contained in Sections 3.4.A and 3.4.B hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.

D.                                    Each Partner (including, without limitation, each Substituted Limited Partner as a condition to becoming a Substituted Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by the Parent, any Partner or any employee or representative or Affiliate of the Parent or any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

ARTICLE IV.
CAPITAL CONTRIBUTIONS

Section 4.1                                    Capital Contributions of the Partners. Each Partner has made a Capital Contribution to the Partnership and owns Partnership Units in the amount and designation set forth for such Partner on Exhibit A, as the same may be amended from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges, conversions or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner’s ownership of Partnership Units. Except as provided by law or in Section 4.3, 4.4 or 13.2.D hereof, the Partners shall have no obligation or right to make any additional Capital Contributions or loans to the Partnership.

Section 4.2                                    Classes of Partnership Units. Subject to Section 4.3.A below, the Partnership shall have three classes of Partnership Units entitled “Preferred Units,” “OP Units” and “Contingent Conversion Units.” Subject to Section 4.7, any of the Preferred Units, OP Units or Contingent Conversion Units, at the election of the General Partner, in its sole and absolute discretion, may be issued to newly admitted Partners in exchange for any Capital Contributions by such Partners; provided that any Partnership Unit that is not specifically designated by the General Partner as being of a particular class shall be deemed to be an OP Unit. Each Contingent Conversion Unit shall be converted automatically into an OP Unit as provided in Section 4.7 hereof without the requirement for any action by either the Partnership or the Partner holding the Contingent Conversion Units.

Section 4.3                                    Issuances of Additional Partnership Interests.

A.                                    General. Notwithstanding Section 7.3.B hereof, the General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner or Parent Limited Partner) or to other Persons, and to admit such Persons as Additional Limited Partners, for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units (i) upon the conversion, redemption or exchange of any Debt, Partnership Units or other securities issued by the Partnership, (ii) for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Parent and the Partnership and (iii) in connection with any merger of any other Person into the Partnership or any Subsidiary of the Partnership if the applicable merger agreement provides that Persons are to receive Partnership Units in exchange for their interests in the Person merging into the Partnership or any Subsidiary of the Partnership. Subject to Delaware law, any additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as shall be determined by the General Partner, in its sole and absolute discretion without the approval of any Limited Partner, and which may be set forth in a written document thereafter attached to and made an exhibit or annex to this Agreement or incorporated into this Agreement by amendment (each, a “Partnership Unit Designation”). Without limiting the generality of the foregoing, the General Partner shall have authority to specify (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (b) the right of each such class or series of Partnership Interests to share in Partnership distributions; (c) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of Partnership Interests; and (e) the conversion, redemption or exchange rights applicable to each such class or series of Partnership Interests. Upon the issuance of any additional Partnership Interest, the General Partner shall amend this Agreement, Exhibit A, Annex A and/or Annex B, as appropriate to reflect such issuance.

B.                                    Issuances to the General Partner. No additional Partnership Units shall be issued to the General Partner or Parent Limited Partner unless (i) the additional Partnership Units are issued to all Partners in proportion to their respective Percentage Interests with respect to the class of Partnership Units so issued, (ii) (a) the additional Partnership Units are (x) OP Units issued in connection with an issuance of REIT Shares or (y) Partnership Units

(other than OP Units) issued in connection with an issuance of Contingent Conversion Shares, Preferred Shares, Junior Shares, New Securities or other interests in the Parent (other than REIT Shares), which Contingent Conversion Shares, Preferred Shares, Junior Shares, New Securities or other interests have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the additional Partnership Units issued to the General Partner and (b) the Parent directly or indirectly contributes or otherwise causes to be transferred to the Partnership the cash proceeds or other consideration, if any, received in connection with the issuance of such REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares, New Securities or other interests in the Parent, (iii) the additional Partnership Units are issued upon the conversion, redemption or exchange of Debt, Partnership Units or other securities issued by the Partnership, or (iv) the additional Partnership Units are issued pursuant to Section 4.7, 4.8 or 4.9. In the event that the Partnership issues additional Partnership Units pursuant to this Section 4.3.B, the General Partner shall make such revisions to this Agreement (including but not limited to the revisions described in Sections 6.2.B and 8.6) and/or Exhibit A as it determines are necessary to reflect the issuance of such additional Partnership Interests.

C.                                    No Preemptive Rights. No Person, including, without limitation, any Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

Section 4.4                                    Additional Funds and Capital Contributions.

A.                                    General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds (“Additional Funds”) for the acquisition or development of additional Properties, for the redemption of Partnership Units or for such other purposes as the General Partner may determine in its sole and absolute discretion. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.4 without the approval of any Limited Partners.

B.                                    Additional Capital Contributions. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital Contribution (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units (as set forth in Section 4.3 above) in consideration therefor and the Percentage Interests of the General Partner and the Limited Partners shall be adjusted to reflect the issuance of such additional Partnership Units.

C.                                    Loans by Third Parties. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units; provided, however, that the Partnership shall not incur any such Debt if (i) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer by any Limited Partner of any Partnership Interest or (ii) such Debt is recourse to any Partner (unless the Partner otherwise agrees).

D.                                    General Partner/Parent Loans. The General Partner and/or the Parent, as the case may be, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt with the General Partner and/or the Parent, as the case may be (each, a “General Partner Loan”), if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the General Partner and/or the Parent, as the case may be, the net proceeds of which are loaned to the Partnership to provide such Additional Funds or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if (a) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer by any Limited Partner of any Partnership Interest or (b) such Debt is recourse to any Partner and/or the Parent, as the case may be (unless the Partner and/or the Parent, as the case may be, otherwise agrees).

E.                                     Issuance of Securities by the Parent. The Parent shall not issue any additional REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities unless the Parent contributes directly or indirectly the cash proceeds or other consideration, if any, received from the issuance of such additional

REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities, as the case may be, and from the exercise of the rights contained in any such additional New Securities, to the Partnership in exchange for (x) in the case of an issuance of REIT Shares, Partnership Units, (y) in the case of an issuance of Contingent Conversion Shares, Contingent Conversion Units or (z) in the case of an issuance of Preferred Shares, Junior Shares or New Securities, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities; provided, however, that notwithstanding the foregoing, the Parent may issue REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities (a) pursuant to Section 4.5, 8.6.B, 16.4, 17.4, 18.4 or 19.4 hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities to all of the holders of REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities, as the case may be, (c) upon a conversion, redemption or exchange of Preferred Shares, (d) upon a conversion of Junior Shares into REIT Shares, (e) upon a conversion, redemption, exchange or exercise of Contingent Conversion Shares into REIT Shares, (f) upon a conversion, redemption, exchange or exercise of New Securities or (g) pursuant to share grants or awards made pursuant to any equity incentive plan of the Parent (including the Parent’s 2004 Long Term Incentive Compensation Plan) . In the event of any issuance of additional REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities by the Parent, and the direct or indirect contribution to the Partnership, by the Parent, of the cash proceeds or other consideration received from such issuance, the Partnership shall pay the Parent’s expenses associated with such issuance, including any underwriting discounts or commissions (it being understood that payment of some or all of such expenses may be made by the Parent on behalf of the Partnership out of the gross proceeds of such issuance prior to the direct or indirect contribution of such proceeds by the Parent to the Partnership).

Section 4.5                                    Stock Option Plan.

A.                                    Options Granted to Company Employees and Independent Directors. If at any time or from time to time, in connection with a Stock Option Plan, a stock option granted to a Company Employee or Outside Director is duly exercised:

(i)                                     the Parent shall, as soon as practicable after such exercise, make or cause to be made directly or indirectly a Capital Contribution to the Partnership in an amount equal to the exercise price paid to the Parent by such exercising party in connection with the exercise of such stock option.

(ii)                                  Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.5.A(i) hereof, the Parent shall be deemed to have contributed directly or indirectly to the Partnership, as a Capital Contribution, in consideration of an additional Limited Partner Interest (expressed in and as additional Partnership Units), an amount equal to the Value of a REIT Share as of the date of exercise multiplied by the number of REIT Shares then being issued in connection with the exercise of such stock option.

(iii)                               An equitable Percentage Interest adjustment shall be made in which the General Partner shall be treated as having made a cash contribution equal to the amount described in Section 4.5.A(ii) hereof.

B.                                    Special Valuation Rule. For purposes of this Section 4.5, in determining the Value of a REIT Share, only the trading date immediately preceding the exercise of the relevant stock option under the Stock Option Plan shall be considered.

C.                                    Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the Parent from adopting, modifying or terminating stock incentive plans, including any Stock Option Plan, for the benefit of employees, directors or other business associates of the Parent, the Partnership or any of their Affiliates. The Limited Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Parent, amendments to this Section 4.5 may become necessary or advisable and that any approval or consent of the Limited Partners required pursuant to the terms of this Agreement in order to effect any such amendments requested by the General Partner shall not be unreasonably withheld or delayed.

Section 4.6                                    No Interest; No Return. No Partner shall be entitled to interest on its Capital Contribution or on such Partner’s Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

Section 4.7                                    Conversion or Redemption of Contingent Conversion Units.

A.                                    Except as provided in the next sentence, the holders of Contingent Conversion Units shall not have any voting rights. So long as any Contingent Conversion Units are outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Contingent Conversion Units outstanding at the time, given in person or by proxy, either in writing or at a meeting, amend, alter or repeal the provisions of this Agreement, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Contingent Conversion Units; provided, however, that with respect to the occurrence of any Event, so long as the Contingent Conversion Units remain outstanding with the terms thereof materially unchanged, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Contingent Conversion Units.

B.                                    The holders of Contingent Conversion Units shall not be entitled to receive any distributions in respect of their Contingent Conversion Units.

C.                                    Within 30 days after the end of each quarter beginning with the quarter ending March 30, 2006 and ending with the quarter ending December 31, 2008, the Parent shall calculate the Lease-Up NOI over the 12-month period ending in such quarter (each such 12-month period being referred to as a “Measurement Period”) and the applicable Conversion Percentage. For purposes hereof, (i) the “Lease-Up NOI” for any Measurement Period shall equal the total revenues less the property related expenses achieved from the wholly owned early stage lease-up properties listed on Exhibit D hereto, subject to adjustment to take into account sales of any of the lease-up properties that occur on or prior to December 31, 2008, and (ii) the “Conversion Percentage” shall be an amount not less than zero nor more than 100% equal to (A) a fraction, the numerator of which shall be an amount not less than zero equal to the Lease-Up NOI achieved during the Measurement Period less $5,100,000 and the denominator of which is equal to $4,600,000 less (B) the sum of all Conversion Percentages determined for all prior Measurement Periods. By way of example, if the Lease-Up NOI is $6,000,000 for the first Measurement Period and $7,000,000 for the second Measurement Period, the Conversion Percentage shall equal approximately 20% for the first Measurement Period ($6,000,000 minus $5,100,000 with the remainder divided by $4,600,000) and shall equal approximately 21% for the second Measurement Period ($7,000,000 minus $5,100,000 with the remainder divided by $4,600,000 and 20% subtracted from the result 41%.). All calculations described above shall be performed by the Parent and shall be verified by the Parent’s independent accountants and reviewed and approved by a majority of the Parent’s independent directors whose decision shall be final and binding absent manifest error or fraud.

Within five days after the Lease-Up NOI and the Conversion Percentage have been determined for any Measurement Period in which the Conversion Percentage is greater than zero, the General Partner shall send to each holder of record of Contingent Conversion Units to the address shown on the record books of the Partnership a notice (each a “Mandatory Conversion Notice”) setting forth the calculation of Lease-Up NOI, the Conversion Percentage in respect of such Measurement Period and the date (the “Conversion Date”) that Contingent Conversion Units will be converted into OP Units (which date shall be the date of the Mandatory Conversion Notice). Effective as of the Conversion Date, the number of Contingent Conversion Units held by such holder multiplied by the Conversion Percentage shall convert into OP Units. Each converted Contingent Conversion Unit shall be converted into OP Units at the conversion rate of one OP Unit for each converted Contingent Conversion Unit, subject to adjustment as determined in good faith by the General Partner to prevent dilution or enlargement of the conversion rights of the holders of the Contingent Conversion Unit in the event that the Partnership (A) makes a distribution on its OP Units in OP Units, (B) subdivides its outstanding OP Units into a greater number of units or (C) combines its outstanding OP Units into a smaller number of OP Units. Any such adjustment made pursuant to the preceding sentence will become effective immediately after the record date in the case of a distribution, and will become effective immediately after the effective date in the case of a subdivision or combination. If such distribution is declared but is not paid or made, the conversion rate then in effect will be appropriately readjusted; however, a readjustment will not affect any conversion which takes place before the readjustment. Whenever the conversion rate for the Contingent Conversion Units is adjusted, the General Partner will promptly send each holder of record of Contingent Conversion Units to the address shown on the record books of the Partnership a notice of the adjustment setting forth the adjusted conversion rate and the date on which the adjustment becomes effective and containing a brief description of the events which caused the adjustment.

For purposes of this calculation, in the event that any property on Exhibit D hereto is sold on or prior to December 31, 2008, in lieu of the actual net operating income derived from such property for the 12-month period ended on the measurement date immediately preceding such sale and in each subsequent 12-month Measurement Period, the Lease-Up NOI from such property for each period shall be equal to the sale price for such property multiplied by 8% and additional Contingent Conversion Units shall be immediately converted into OP Units to give effect to such recalculation to give effect to such provision. The sale of any property set forth on Exhibit D hereto while any Contingent Conversion Units remain outstanding shall be approved by a majority of the Parent’s independent directors.

D.                                    If there is a reclassification or change of outstanding OP Units (other than as a result of a subdivision or combination), or a merger or consolidation of the Partnership with any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding OP Units, or a sale or transfer of all or substantially all of the assets of the Partnership, upon any subsequent conversion of Contingent Conversion Units each holder of Contingent Conversion Units will be entitled to receive the kind and amount of securities, cash and other property which the holder would have received if the Contingent Conversion Units had been converted into OP Units immediately before the first of those events and had retained all the securities, cash and other assets received as a result of all those events.

E.                                     Effective on each Conversion Date, the General Partner shall amend Exhibit A as appropriate to record the conversion of Contingent Conversion Units being converted on such Conversion Date. The Person in whose name OP Units (or other Partnership Units) are to be issued upon a conversion will be deemed to have become the holder of record of the OP Units (or other Partnership Units) as of the Conversion Date. All OP Units (or other Partnership Units) issued upon conversion of Contingent Conversion Units will upon issuance be duly and validly issued and fully paid OP Units, not subject to any liens and charges created by the Partnership nor subject to any preemptive rights. Effective on the Conversion Date, the converted Contingent Conversion Units will no longer be deemed to be outstanding and all rights of the holder with respect to those Contingent Conversion Units will immediately terminate, except the right to receive the OP Units, cash or other assets to be issued as a result of the conversion.

F.                                      Upon any such conversion, no fractional interests in OP Units shall be issued and instead the number of OP Units shall be rounded upward to the next whole number.

G.                                    All remaining outstanding Contingent Conversion Units not converted in respect of the Measurement Period ended on December 31, 2008, will be cancelled.

H.                                   From and after the initial issuance of Contingent Conversion Units, no additional Contingent Conversion Units shall be issued or sold by the Partnership, except on a pro rata basis to the holders of record of the Contingent Conversion Units immediately prior to such issuance or sale.

I.                                        The Contingent Conversion Units may only be transferred by a holder of Contingent Conversion Units in connection with a concurrent transfer of OP Units to the same transferee.

Section 4.8                                    Other Contribution Provisions. In the event that any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, unless otherwise determined by the General Partner in its sole and absolute discretion, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such partner in cash and such Partner had contributed the cash to the capital of the Partnership. In addition, with the consent of the General Partner, one or more Limited Partners may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership.

Section 4.9                                    Not Publicly Traded. The General Partner, on behalf of the Partnership, shall use its best efforts not to take any action which would result in the Partnership being a “publicly traded partnership” (as such term is defined in Code Section 7704(b)) that is taxable as a corporation under Code Section 7704(a).

ARTICLE V.
DISTRIBUTIONS

Section 5.1                                    Requirement and Characterization of Distributions. Subject to the terms of any Partnership Unit Designation, the General Partner shall cause the Partnership to distribute at least quarterly all Available Cash generated by the Partnership during such quarter to the Holders of Partnership Units on such Partnership Record Date with respect to such quarter: (1) first, to Holders of Series A Preferred Units, pro rata in proportion to their respective Percentage Interests on such Partnership Record Date, in an amount equal to the Series A Preferred Priority Return (as further set forth in Section 16.2.A of this Agreement); (2) second, (i) to Holders of Series B Preferred Units in an amount equal to the Series B Preferred Priority Return (as further set forth in Section 17.2.A of this Agreement), (ii) to Holders of Series C Preferred Units in an amount equal to the Series C Preferred Priority Return or the Series C Preferred Perpetual Return, as applicable (as further set forth in Section 18.2.A of this Agreement), and (iii) to Holders of Series D Preferred Units in an amount equal to the Series D Preferred Priority Return (as further set forth in Section 19.2.A of this Agreement), provided, that if the Available Cash generated in such quarter is insufficient to make all of the distributions specified in the foregoing clauses (2)(i), (2)(ii) and (2)(iii) in full, then  the Available Cash generated in such quarter and distributable under the foregoing clauses (2)(i), (2)(ii) and (2)(iii) shall be distributed pro rata to the Holders of Series B Preferred Units, Series C Preferred Units and Series D Preferred Units in proportion to the relative amounts that would be distributed to each such Holder if the Available Cash generated in such quarter were sufficient to make such distributions in full; (3) third, with respect to any Partnership Interests that are entitled to any preference in distribution ranking junior to the Series A Preferred Units, Series B Preferred Units, Series C Preferred Units and Series D Preferred Units, in accordance with the rights of such class(es) of Partnership Interests (and, within such class(es), pro rata in proportion to the respective Percentage Interests on such Partnership Record Date); and (4) fourth, with respect to any Partnership Interests that are not entitled to any preference in distribution, in accordance with the rights of such class of Partnership Interests (and, within such class, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date). Notwithstanding the foregoing, distributions payable with respect to any Partnership Units that were not outstanding during the entire quarterly period in respect of which any distribution is made shall be prorated based on the portion of the period that such units were outstanding. The General Partner in its sole and absolute discretion may distribute to the Holders Available Cash on a more frequent basis and provide for an appropriate Partnership Record Date. Notwithstanding anything herein to the contrary, the General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the Parent’s qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the Parent to pay stockholder dividends that will (a) satisfy the requirements for its qualification as a REIT under the Code and Regulations (the “REIT Requirements”) and (b) except to the extent otherwise determined by the Parent, in its sole and absolute discretion, avoid any federal income or excise tax liability of the Parent. Contingent Conversion Units shall not be entitled to distributions.

Section 5.2                                    Distributions In-Kind. No right is given to any Partner to demand and receive property other than cash as provided in this Agreement. The General Partner may determine, in its sole and absolute discretion, to make a distribution in-kind of Partnership assets to the Holders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles V, VI and X hereof.

Section 5.3                                    Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to any Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 5.1 hereof for all purposes under this Agreement.

Section 5.4                                    Distributions Upon Liquidation. Notwithstanding the other provisions of this Article V, net proceeds from a Terminating Capital Transaction, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the Holders in accordance with Section 13.2 hereof.

Section 5.5                                    Distributions to Reflect Issuance of Additional Partnership Units. Notwithstanding Section 7.3.B hereof, in the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article IV hereof, subject to Section 7.3.D, the General Partner is hereby authorized to make such revisions to this Article V as it determines are necessary or desirable to reflect the issuance of such additional Partnership Units, including, without limitation, making preferential distributions to certain classes of Partnership Units.

Section 5.6                                    Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Holder on account of its Partnership Interest or interest in Partnership Units if such distribution would violate Section 17-607 of the Act or other applicable law.

ARTICLE VI.
ALLOCATIONS

Section 6.1                                    Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each Partnership Year of the Partnership as of the end of each such year. Except as otherwise provided in this Article VI, and subject to Section 11.6.C hereof, an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

Section 6.2                                    General Allocations.

A.                                    Allocations of Net Income and Net Loss.

(a)                                 Net Income. Except as otherwise provided herein, Net Income for any Partnership Year or other applicable period shall be allocated in the following order and priority:

(i)                                     First, to the General Partner until the cumulative Net Income allocated to the General Partner pursuant to this subparagraph (a)(i) equals the cumulative Net Loss allocated to the General Partner pursuant to subparagraph (b)(vii) below;

(ii)                                  Second, to each Obligated Partner until the cumulative Net Income allocated to such Obligated Partner pursuant to this subparagraph (a)(ii) equals the cumulative Net Loss allocated to such Obligated Partner under subparagraph (b)(vi) below (and, among the Obligated Partners, pro rata in proportion to their respective percentages of the cumulative Net Loss allocated to all Obligated Partners pursuant to subparagraph (b)(vi) below);

(iii)                               Third, to Holders of Series A Preferred Units until the cumulative Net Income allocated under this subparagraph (a)(iii) equals the cumulative Net Loss allocated to such Holders under subparagraph (b)(v) below;

(iv)                              Fourth, to Holders of Series A Preferred Units until each such Partnership Unit has been allocated, on a cumulative basis pursuant to this subparagraph (a)(iv), Net Income equal to the Series A Preferred Priority Return;

(v)                                 Fifth, to Holders of Series B Preferred Units, Holders of Series C Preferred Units and Holders of Series D Preferred Units, pro rata in proportion to the relative amounts of cumulative Net Loss allocated to such Holders under subparagraph (b)(iv) below, until the cumulative Net Income allocated to each such Holder under this subparagraph (a)(v) equals the cumulative Net Loss allocated to such Holder under subparagraph (b)(iv) below;

(vi)                              Sixth, to Holders of Series B Preferred Units, Holders of Series C Preferred Units and Holders of Series D Preferred Units, pro rata in proportion to the relative amounts of the Series B Preferred Priority Return, the Series C Preferred Perpetual Return, the Series C Preferred Priority Return or the Series D Preferred Priority Return, as applicable, that such Holders are entitled to receive, until each such

Partnership Unit has been allocated, on a cumulative basis pursuant to this subparagraph (a)(vi), Net Income equal to the Series B Preferred Priority Return, the Series C Preferred Perpetual Return, the Series C Preferred Priority Return or the Series D Preferred Priority Return applicable to such Partnership Unit;

(vii)                           Seventh, to Holders of any Partnership Units that are entitled to any preference in distribution ranking junior to the Series A Preferred Units, Series B Preferred Units, Series C Preferred Units and Series D Preferred Units, until the cumulative Net Income allocated under this subparagraph (a)(vii) equals the cumulative Net Loss allocated to such Holders under subparagraph (b)(iii);

(viii)                        Eighth, to Holders of any Partnership Units that are entitled to any preference in distribution (other than Series A Preferred Units, Series B Preferred Units, Series C Preferred Units and Series D Preferred Units) until each such Partnership Unit has been allocated, on a cumulative basis pursuant to this subparagraph (a)(viii), Net Income equal to the amount of distributions which are attributable to such Partnership Units; and

(ix)                              Thereafter, with respect to Partnership Units that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made).

(b)                                 Net Loss. Except as otherwise provided herein, Net Loss for any Partnership Year or other applicable period shall be allocated in the following order and priority:

(i)                                     First, to each Holder of Partnership Units in proportion to and to the extent of the amount by which the cumulative Net Income allocated to such Partner pursuant to subparagraph (a)(ix) above exceeds, on a cumulative basis, the sum of (a) distributions with respect to such Partnership Units pursuant to Section 5.1 and (b) Net Loss allocated to such Partner pursuant to this subparagraph (b)(i);

(ii)                                  Second, with respect to classes of Partnership Units that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made); provided that Net Loss shall not be allocated to any Partner pursuant to this subparagraph (b)(ii) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit or increase any existing Adjusted Capital Account Deficit (determined in each case (1) with respect to a Partner who also holds classes of Partnership Units that are entitled to any preferences in distribution upon liquidation, by subtracting from such Partner’s Adjusted Capital Account the amount of such preferred distribution to be made upon liquidation and (2) by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.2.C) at the end of such Partnership Year or other applicable period;

(iii)                               Third, with respect to classes of Partnership Units that are entitled to any preference in distribution upon liquidation ranking junior to the Series A Preferred Units, Series B Preferred Units, Series C Preferred Units and Series D Preferred Units, in reverse order of the priorities of each such class (and within each such class, pro rata in proportion to their respective Percentage Interests as of the last day of the period for which such allocation is being made); provided that Net Loss shall not be allocated to any Partner pursuant to this subparagraph (b)(iii) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit or increase any existing Adjusted Capital Account Deficit (determined in each case (1) with respect to a Partner who also holds Series A Preferred Units, Series B Preferred Units, Series C Preferred Units or Series D Preferred Units, by subtracting from such Partner’s Adjusted Capital Account the amount of preferred distribution to be made upon liquidation with respect to such Series A Preferred Units, Series B Preferred Units, Series C Preferred Units or Series D Preferred Units and (2) by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.2.C) at the end of such Partnership Year or other applicable period;

(iv)                              Fourth, to Holders of Series B Preferred Units, Holders of Series C Preferred Units and Holders of Series D Preferred Units, pro rata in proportion to the relative positive Adjusted Capital Account balances attributable to such Partnership Units; provided that Net Loss shall not be allocated to any Partner pursuant to this subparagraph (b)(iv) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit or increase any existing Adjusted Capital Account Deficit (determined in each case (1) with respect to a Partner who also holds Series A Preferred Units, by subtracting from such Partner’s Adjusted Capital Account the amount of preferred distribution to be made upon liquidation with respect to such Series A Preferred Units and (2) by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.2.C) at the end of such Partnership Year or other applicable period;

(v)                                 Fifth, to Holders of Series A Preferred Units; provided that Net Loss shall not be allocated to any Partner pursuant to this subparagraph (b)(v) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) (determined in each case by not including in the Partners’ Adjusted Capital Accounts any amount that a Partner is obligated to contribute to the Partnership with respect to any deficit in its Capital Account pursuant to Section 13.2.C) at the end of such Partnership Year or other applicable period;

(vi)                              Sixth, to and among the Obligated Partners, in proportion to their respective Protected Amounts, until such time as the Obligated Partners as a group have been allocated cumulative Net Loss pursuant to this subparagraph (b)(vi) equal to the aggregate Protected Amounts of all Obligated Partners; and

(vii)                           Thereafter, to the General Partner.

B.                                    Allocations to Reflect Issuance of Additional Partnership Units. Notwithstanding Section 7.3.B hereof, in the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article IV hereof, the General Partner is hereby authorized to make such revisions to this Section 6.2 as it determines are necessary or desirable to reflect the terms of the issuance of such additional Partnership Units. Notwithstanding Section 6.2.A hereof, in the event that the Partnership issues additional Partnership Units during any Partnership Year or other applicable period, allocations of Net Income or Net Loss with respect to such Partnership Units shall be prorated based on the portion of such period that such units were outstanding, as determined by the General Partner in its sole discretion.

C.                                    Allocations in Connection with a Liquidating Event. Except as otherwise provided in Section 6.3, the allocations of Net Income and Net Loss set forth in the foregoing provisions of this Section 6.2 or, if necessary, allocations of individual items of income, gain, loss and deduction which comprise such Net Income or Net Loss, shall be adjusted to the extent necessary and to the extent possible, so as to result in the Capital Account balance of each Partner being such that distributions to the Partners pursuant to Article XIII hereof upon the occurrence of a Liquidating Event shall be made first, to the Holders of Series A Preferred Units (and proportionately among such Holders) in an amount equal to the Series A Preferred Redemption Amount for each Series A Preferred Unit, second, to (1) the Holders of Series B Preferred Units in an amount equal to the Series B Preferred Redemption Amount for each Series B Preferred Unit, (2) the Holders of Series C Preferred Units in an amount equal to the Series C Preferred Redemption Amount for each Series C Preferred Unit, and (3) the Holders of Series D Preferred Units in an amount equal to the Series D Preferred Redemption Amount for each Series D Preferred Unit (provided, that if the amount available for distribution to the Holders of Series B Preferred Units, Series C Preferred Units and Series D Preferred Units is insufficient to make all of the distributions specified in the foregoing clauses (1), (2) and (3) in full, then the amount distributable to such Holders shall be distributed pro rata in proportion to the relative amounts that would be distributed to each such Holder if the amounts specified in the foregoing clauses (1), (2) and (3) were distributed in full), and third, to the Holders of other Partnership Interests. If, notwithstanding such allocations, (i) (A) the amount distributable to any Holder of Series A Preferred Units pursuant to Article XIII hereof would be less than the Series A Preferred Redemption Amount with respect to such Holder’s Series A Preferred Units, and (B) one or more other Holders would receive a distribution pursuant to Article XIII hereof (or a distribution in excess of the Series A Preferred Redemption Amount with respect to any Holder of Series A Preferred Units), or (ii) (A) the amount distributable to any Holder of Series B Preferred Units, any Holder of Series C Preferred Units or any Holder of Series D Preferred Units pursuant to Article XIII hereof would be less than the Series B Preferred Redemption Amount, the Series C Preferred Redemption Amount or the Series D Preferred

Redemption Amount, as applicable, with respect to such Holder’s Series B Preferred Units, Series C Preferred Units or Series D Preferred Units, as applicable, and (B) one or more other Holders (other than Holders of Series A Preferred Units) would receive a distribution pursuant to Article XIII hereof (or a distribution in excess of the Series B Preferred Redemption Amount with respect to any Holder of Series B Preferred Units, the Series C Preferred Redemption Amount with respect to any Holder of Series C Preferred Units or the Series D Preferred Redemption Amount with respect to any Holder of Series D Preferred Units), then the amounts otherwise payable to such other Holders shall instead be paid (as a guaranteed payment pursuant to Section 707(c) of the Code) first, to Holders of Series A Preferred Units, to the extent of the shortfall in their distributions under clause (i) (A) above, and second, to Holders of Series B Preferred Units, Holders of Series C Preferred Units and Holders of Series D Preferred Units, in each case to the extent of the shortfall in their distributions under clause (ii) (A) above. If less than all of the distributions to such other Holders are reallocated to Holders of Series A Preferred Units, Series B Preferred Units, Series C Preferred Units or Series D Preferred Units as described above, the General Partner shall have the discretion to allocate the reduction in distributions among such other Holders in a manner that is consistent with their economic rights under this Agreement. In addition, the deduction created by any such guaranteed payment to the Holders of Series A Preferred Units, Series B Preferred Units, Series C Preferred Units or Series D Preferred Units shall be allocated among such other Holders as reasonably determined by the General Partner.

D.                                    Depreciation Adjustments. Notwithstanding anything to the contrary in Section 6.2.A.(a)(iv) of this Agreement, for any Partnership Year or other applicable period, (a) allocations of Net Income to the Series A Preferred Units with respect to that portion of their Series A Preferred Priority Return consisting of 5.00% per annum on the Series A Preferred Stated Value per Series A Preferred Unit shall be exclusive of Depreciation, and (b) the Series A Preferred Units shall be allocated Depreciation on a proportionate basis with respect to the remaining portion of their Series A Preferred Priority Return consisting of the Series A Preferred Return. For purposes of Section 6.2.D.(b) above, Depreciation shall be allocated to the Series A Preferred Units based on a fraction, the numerator of which is that portion of the Series A Preferred Priority Return for a Partnership Year or other applicable period that constitutes the Series A Preferred Return, and the denominator of which is the Adjusted Section 704(b) Net Income for such Partnership Year or other applicable period.

Section 6.3                                    Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article VI:

A.                                    Tax Treatment of Conversion of Contingent Conversion Units. Upon conversion of a Contingent Conversion Unit into an OP Unit, the Company will specially allocate to the converted Partner any Net Income attributable to an adjustment of Gross Asset Values under subparagraph (b)(v) of the definition of “Gross Asset Value” until the portion of such Partner’s Capital Account attributable to each OP Unit received upon conversion equals the Capital Account attributable to an OP Unit at the time of conversion. To the extent such allocation is insufficient to bring the portion of the Capital Account attributable to each OP Unit received upon conversion by the converting Partner up to the Capital Account attributable to an OP Unit at the time of conversion, additional items of gross income for the Partnership Year (and future Partnership Years, if necessary) will be allocated to the converted Partner as quickly as possible until the portion of such Partner’s Capital Account attributable to each OP Unit received upon conversion equals the Capital Account attributable to an OP Unit at the time of conversion. Notwithstanding the foregoing, the General Partner is hereby authorized to make such revisions to this Section 6.3.A as it determines are necessary to cause the Parent to comply with the REIT Requirements and to prevent the Parent from being subject to any additional taxes under Code Section 857 or Code Section 4981.

B.                                    Regulatory Allocations.

(i)                                     Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2 hereof, or any other provision of this Article VI, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Holder shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.B(i) is intended to qualify as a “minimum gain chargeback” within the meaning of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii)                                  Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.3.B(i) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Holder who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner, Limited Partner and other Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.B(ii) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain” within the meaning of Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

(iii)                               Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holders of Partnership Units in accordance with their Partnership Units. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

(iv)                              Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible. It is intended that this Section 6.3.B(iv) qualify and be construed as a “qualified income offset” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(v)                                 Gross Income Allocation. In the event that any Holder has an Adjusted Capital Account Deficit at the end of any Partnership Year, each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible.

(vi)                              Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Holder in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders in accordance with their Partnership Units in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holders to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(vii)                           Curative Allocations. The allocations set forth in Sections 6.3.B(i), (ii), (iii), (iv), (v), and (vi) hereof (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Sections 6.1 and 6.2 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Partnership Units so that to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Partnership Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

(viii)                        Noncompensatory Options. If, as a result of an exercise of a Noncompensatory Option to acquire an interest in the Partnership, a Capital Account reallocation is required under Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Partnership shall make corrective allocations pursuant to Regulations Section 1.704-1(b)(4)(x).

C.                                    Allocation of Excess Nonrecourse Liabilities. The Partnership shall allocate “nonrecourse liabilities” (within the meaning of Regulations Section 1.752-1(a)(2)) of the Partnership that are secured by multiple

Properties under any reasonable method chosen by the General Partner in accordance with Regulations Section 1.752-3(a)(3)(b). The Partnership shall allocate “excess nonrecourse liabilities” of the Partnership under any method approved under Regulations Section 1.752-3(a)(3) as chosen by the General Partner.

Section 6.4                                    Tax Allocations.

A.                                    In General. Except as otherwise provided in this Section 6.4, for income tax purposes under the Code and the Regulations each Partnership item of income, gain, loss and deduction (collectively, “Tax Items”) shall be allocated among the Holders of Partnership Units in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3 hereof.

B.                                    Allocations Respecting Section 704(c) Revaluations. Notwithstanding Section 6.4.A hereof, Tax Items with respect to Property that is contributed to the Partnership with a Gross Asset Value that varies from its basis in the hands of the contributing Partner immediately preceding the date of contribution shall be allocated among the Holders of Partnership Units for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Partnership shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the General Partner, including, without limitation, the “remedial allocation method” as described in Regulations Section 1.704-3(d); provided, however, that the “traditional method” shall be used for any properties held directly or indirectly by Extra Space Storage, LLC and contributed to the Partnership simultaneously with the IPO. In the event that the Gross Asset Value of any partnership asset is adjusted pursuant to subsection (b) of the definition of “Gross Asset Value” (provided in Article I hereof), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations.

ARTICLE VII.
MANAGEMENT AND OPERATIONS OF BUSINESS

Section 7.1                                    Management.

A.                                    Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Partners with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

(i)                                     the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money or selling assets to permit the Partnership to make distributions to its Partners in such amounts as will permit the Parent (so long as the Parent desires to maintain or restore its status as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Code Section 4981) and to make distributions to its stockholders sufficient to permit the Parent to maintain or restore REIT status or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership’s assets) and the incurring of any obligations that it deems necessary for the conduct of the activities of the Partnership;

(ii)                                  the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership, the registration of any class of securities of the Partnership under the Exchange Act and the listing of any debt securities of the Partnership on any exchange;

(iii)                               the acquisition, sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Partnership (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Partnership) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity;

(iv)                              the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms that it sees fit, including, without limitation, the financing of the operations and activities of the General Partner, the Partnership or any of the Partnership’s Subsidiaries, the lending of funds to other Persons (including, without limitation, the Partnership’s Subsidiaries) and the repayment of obligations of the Partnership, its Subsidiaries and any other Person in which the Partnership has an equity investment, and the making of capital contributions to and equity investments in the Partnership’s Subsidiaries;

(v)                                 the management, operation, leasing, landscaping, repair, alteration, demolition, replacement or improvement of any Property, including, without limitation, any Contributed Property, or other asset of the Partnership or any Subsidiary, whether pursuant to a Services Agreement or otherwise;

(vi)                              the negotiation, execution and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership’s operations or the implementation of the General Partner’s powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership’s assets;

(vii)                           the distribution of Partnership cash or other Partnership assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Partnership and the collection and receipt of revenues, rents and income of the Partnership;

(viii)                        the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate, including, without limitation, (i) casualty, liability and other insurance on the Properties and (ii) liability insurance for the Indemnitees hereunder;

(ix)                              the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, any Subsidiary and any other Person in which it has an equity investment from time to time); provided, however, that, as long as the Parent has determined to continue to qualify as a REIT, the General Partner may not engage in any such formation, acquisition or contribution that would cause the Parent to fail to qualify as a REIT within the meaning of Code Section 856(a);

(x)                                 the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xi)                              the undertaking of any action in connection with the Partnership’s direct or indirect investment in any Subsidiary or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

(xii)                           except as otherwise specifically set forth in this Agreement, the determination of the fair market value of any Partnership property distributed in-kind using such reasonable method of valuation as it may adopt; provided that such methods are otherwise consistent with the requirements of this Agreement;

(xiii)                        the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner’s contribution of property or assets to the Partnership;

(xiv)                       the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power-of-attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

(xv)                          the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

(xvi)                       the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest, pursuant to contractual or other arrangements with such Person;

(xvii)                    the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

(xviii)                 the issuance of additional Partnership Units, as appropriate and in the General Partner’s sole and absolute discretion, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article IV hereof;

(xix)                       the selection and dismissal of Company Employees (including, without limitation, employees having titles or offices such as president, vice president, secretary and treasurer), and agents, outside attorneys, accountants, consultants and contractors of the Partnership or the General Partner, the determination of their compensation and other terms of employment or hiring and the delegation to any such Company Employee the authority to conduct the business of the Partnership in accordance with the terms of this Agreement;

(xx)                          the distribution of cash to acquire Partnership Units held by a Limited Partner in connection with a Limited Partner’s exercise of its Redemption Right under Section 8.6 hereof;

(xxi)                       the amendment and restatement of Exhibit A hereto to reflect accurately at all times the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, conversion of Contingent Conversion Units, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substituted Limited Partner or otherwise, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment to this Agreement, as long as the matter or event being reflected in Exhibit A hereto otherwise is authorized by this Agreement;

(xxii)                    the collection and receipt of revenues and income of the Partnership; and

(xxiii)                 an election to dissolve the Partnership pursuant to Section 13.1.D hereof.

B.                                    Each of the Limited Partners agrees that, except as provided in Section 7.3 hereof, the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

C.                                    At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

D.                                    In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement provided that the General Partner has acted in good faith and pursuant to its authority under this Agreement.

Section 7.2                                    Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction, in which the Partnership may elect to do business or own property. Except as otherwise required under the Act, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

Section 7.3                                    Restrictions on General Partner’s Authority.

A.                                    The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written consent of a Majority in Interest of the Outside Limited Partners and may not (1) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or (2) enter into any contract, mortgage, loan or other agreement that prohibits or restricts, or has the effect of prohibiting or restricting, the ability of a Limited Partner to exercise its rights to a Redemption in full, except in each case with the written consent of such Limited Partner. The General Partner may not take any action in contravention of this Agreement, including, without limitation:

B.                                    The General Partner shall not, without the written consent of a Majority in Interest of the Outside Limited Partners, except as provided in Sections 4.3.A, 5.5, 6.2.B and 7.3.C hereof, amend, modify or terminate this Agreement.

C.                                    Notwithstanding Sections 7.3.B and 14.2, the General Partner shall have the exclusive power, without the prior consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

(i)                                     to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

(ii)                                  to reflect the admission, substitution or withdrawal of Partners or the termination of the Partnership in accordance with this Agreement, and to amend Exhibit A in connection with such admission, substitution or withdrawal;

(iii)                               to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

(iv)                              to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

(v)                                 (a) to reflect such changes as are reasonably necessary for the Parent to maintain or restore its status as a REIT or to satisfy the REIT Requirements; or (b) to reflect the Transfer of all or any part of a Partnership Interest among the General Partner, the Parent Limited Partner, the Parent and any Qualified REIT Subsidiary;

(vi)                              to modify the manner in which Capital Accounts are computed (but only to the extent set forth in the definition of “Capital Account” or contemplated by the Code or the Regulations); and

(vii)                           to issue additional Partnership Interests in accordance with Section 4.3.

The General Partner will provide notice to the Limited Partners whenever any action under this Section 7.3.C is taken.

D.                                    Notwithstanding Sections 7.3.B and 7.3.C hereof, this Agreement shall not be amended, and no action may be taken by the General Partner, without the consent of each Partner adversely affected thereby, if such amendment or action would (i) convert a Limited Partner Interest in the Partnership into a General Partner Interest (except as a result of the General Partner acquiring such Partnership Interest), (ii) modify the limited liability of a Limited Partner or (iii) amend this Section 7.3.D. Further, no amendment may alter the restrictions on the General Partner’s authority set forth elsewhere in this Section 7.3 or in Section 11.2.B without the consent specified therein. Any such amendment or action consented to by any Partner shall be effective as to that Partner, notwithstanding the absence of such consent by any other Partner.

Section 7.4                                    Reimbursement of the General Partner and Parent.

A.                                    Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles V and VI regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

B.                                    The Partnership shall be responsible for and shall pay all expenses relating to the Partnership’s, the General Partner’s and the Parent’s organization, the ownership of their assets and their operations. The General Partner and/or the Parent are hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. Except to the extent provided in this Agreement, the General Partner, the Parent and their Affiliates shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses that the General Partner, the Parent and their Affiliates incur relating to the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, administrative expenses); provided, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. The Partners acknowledge that all such expenses of the General Partner and/or the Parent are deemed to be for the benefit of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.7 hereof. In the event that certain expenses are incurred for the benefit of the Partnership and other entities (including the General Partner and/or the Parent), such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner and/or the Parent.

C.                                    If the Parent shall elect to purchase from its stockholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the Parent, any employee stock purchase plan adopted by the Parent or any similar obligation or arrangement undertaken by the Parent in the future or for the purpose of retiring such REIT Shares, the purchase price paid by the Parent for such REIT Shares and any other expenses incurred by the Parent in connection with such purchase shall be considered expenses of the Partnership and shall be advanced to the Parent or reimbursed to the Parent, subject to the condition that: (1) if such REIT Shares subsequently are sold by the Parent, the Parent shall pay or cause to be paid to the Partnership any proceeds received by the Parent for such REIT Shares (which sales proceeds shall include the amount of dividends reinvested under any dividend reinvestment or similar program; provided, that a transfer of REIT Shares for Partnership Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (2) if such REIT Shares are not retransferred by the Parent within 30 days after the purchase thereof, or the Parent otherwise determines not to retransfer such REIT Shares, the Parent shall cause the Partnership to redeem a number of Partnership Units held by the Parent equal to the number of such REIT Shares, as adjusted (x) pursuant to Section 7.7 (in the event the General Partner acquires material assets, other than on behalf of the Partnership) and (y) for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership (in which case such advancement or reimbursement of expenses shall be treated as having been made as a distribution in redemption of such number of Partnership Units held by the General Partner).

D.                                    As set forth in Section 4.3, the General Partner shall be treated as having made a Capital Contribution in the amount of all expenses that the Parent incurs relating to the Parent’s offering of REIT Shares, Contingent Conversion Shares, Preferred Shares, Junior Shares or New Securities.

E.                                     If and to the extent any reimbursements to the General Partner pursuant to this Section 7.4 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership), such amounts shall constitute guaranteed payments with respect to capital within the meaning of Code Section 707(c), shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners’ Capital Accounts.

Section 7.5                                    Outside Activities of the General Partner. The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with (a) the ownership, acquisition and disposition of Partnership Interests as General Partner, (b) the management of the business of the Partnership, (c) if the General Partner becomes a reporting company with a class (or classes) of securities registered under the Exchange Act, the operation of the General Partner as such, (d) financing or refinancing of any type related to the Partnership or its assets or activities, (e) any of the foregoing activities as they relate to a Subsidiary of the Partnership, and (f) such activities as are incidental thereto. Nothing contained herein shall be deemed to prohibit the General Partner from executing guarantees of Partnership debt for which it would otherwise be liable in its capacity as General Partner.

Section 7.6                                    Contracts with Affiliates.

A.                                    The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

B.                                    The Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes to be advisable.

C.                                    Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

D.                                    The General Partner and/or the Parent, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership or any of the Partnership’s Subsidiaries.

E.                                     The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, any Services Agreement with Affiliates of any of the Partnership or the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

Section 7.7                                    Indemnification.

A.                                    To the fullest extent permitted by applicable law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities (whether joint or several), expenses (including, without limitation, attorney’s fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership (“Actions”) as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided, however, that the Partnership shall not indemnify an Indemnitee (1) for willful misconduct or a knowing violation of the law, (2) for any transaction for which such Indemnitee received an improper personal benefit in violation or breach of any provision of this Agreement, or (3) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership and any insurance proceeds from the liability policy covering the General Partner and any Indemnitees, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.

B.                                    To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Partnership of (1) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7.B has been met and (2) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

C.                                    The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

D.                                    The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

E.                                     Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership, the General Partner or the Parent (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.7, unless such liabilities arise as a result of (1) such Indemnitee’s intentional misconduct or knowing violation of the law, (2) any transaction in which such Indemnitee received a personal benefit in violation or breach of any provision of this Agreement or applicable law, or (3) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful.

F.                                      In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

G.                                    An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

H.                                   The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the obligations of the Partnership or the limitations on the Partnership’s liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

I.                                        If and to the extent any payments to the General Partner pursuant to this Section 7.7 constitute gross income to the General Partner (as opposed to the repayment of advances made on behalf of the Partnership) such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c), shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated by distribution for purposes of computing the Partners’ Capital Accounts.

Section 7.8                                    Liability of the General Partner.

A.                                    Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner nor any of its trustees or officers shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the General Partner or such trustee or officer acted in good faith.

B.                                    The Limited Partners expressly acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and the Parent’s stockholders collectively and that the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or the Parent’s stockholders (including, without limitation, the tax consequences to Limited Partners, Assignees or the Parent’s stockholders) in deciding whether to cause the Partnership to take (or decline to take) any actions. If there is a conflict between the interests of the stockholders of the Parent on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the stockholders of the Parent or the Limited Partners. The General Partner shall not be liable under this Agreement to the Partnership or to any Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions; provided, that the General Partner has acted in good faith.

C.                                    Subject to its obligations and duties as General Partner set forth in Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents (subject to the supervision and control of the General Partner). The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

D.                                    To the extent that, at law or in equity, the General Partner has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Limited Partners, the General Partner shall not be liable to the Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partner otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such General Partner.

E.                                     Notwithstanding anything herein to the contrary, except for fraud, willful misconduct or gross negligence, or pursuant to any express indemnities given to the Partnership by any Partner pursuant to any other written instrument, no Partner shall have any personal liability whatsoever, to the Partnership or to the other Partner(s), for the debts or liabilities of the Partnership or the Partnership’s obligations hereunder, and the full recourse of the other Partner(s) shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no officer, trustee or shareholder of the General Partner shall be liable to the Partnership for money damages except for (1) active and deliberate dishonesty established by a non-appealable final judgment or (2) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct or gross negligence, or pursuant to any such express indemnity, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the trustees of the General Partner solely as trustees of the same and not in their own individual capacities.

F.                                      Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s, and its officers’ and trustees’, liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9                                    Other Matters Concerning the General Partner and the Parent.

A.                                    The General Partner and the Parent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

B.                                    The General Partner and the Parent may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the General Partner and the Parent reasonably believe to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

C.                                    The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner hereunder.

D.                                    Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner or the Parent on behalf of the Partnership or any decision of the General Partner or the Parent to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (1) to protect the ability of the Parent to continue to qualify as a REIT, (2) for the Parent otherwise to satisfy the REIT Requirements, or (3) to avoid the Parent incurring any taxes under Code Section 857 or Code Section 4981, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

Section 7.10                             Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively with other Partners or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

Section 7.11                             Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying in good faith thereon or claiming thereunder that (1) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (2) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and (3) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII.
RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 8.1                                    Limitation of Liability. The Limited Partners shall have no liability under this Agreement (other than for breach thereof) except as expressly provided in Section 10.4 or under the Act.

Section 8.2                                    Management of Business. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent, representative, shareholder or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

Section 8.3                                    Outside Activities of Limited Partners. Subject to any agreements entered into pursuant to Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership, the Parent or any Affiliate thereof (including, without limitation, any employment agreement), any Limited Partner (other than the Parent Limited Partner) and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership, the Parent or any Affiliate thereof, to offer any interest in any such business ventures to the

Partnership, any Limited Partner, the Parent or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner, the Parent or such other Person, could be taken by such Person.

Section 8.4                                    Return of Capital. Except pursuant to the rights of Redemption set forth in Section 8.6 hereof, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided in Article VI hereof or otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 8.5                                    Adjustment Factor. The Partnership shall notify any Limited Partner that is a Qualifying Party, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.

Section 8.6                                    Redemption Rights.

A.                                    Each Limited Partner (other than the Parent Limited Partner) shall have the right (subject to the terms and conditions set forth herein and in any other applicable agreement with such Limited Partner) to require the Partnership to redeem all or a portion of the OP Units held by such Limited Partner (such OP Units being hereafter referred to as “Tendered Units” and such Limited Partner being hereafter referred to as the “Tendering Partner”) in exchange for the Cash Amount or, if applicable, the REIT Shares Amount, in each case in accordance with and subject to the terms and conditions of Annex A or Annex B hereto, as applicable (a “Redemption”).

B.                                    [Intentionally Omitted.]

C.                                    The REIT Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter or the Bylaws of the Parent, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement or similar obligation with respect to such REIT Shares entered into by the Tendering Partner. Notwithstanding any delay in such delivery (but subject to Section 8.6.E), the Tendering Partner shall be deemed the owner of such REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Specified Redemption Date. In addition, the REIT Shares for which the Partnership Units might be exchanged shall also bear a legend which generally provides the following:

RESTRICTION ON OWNERSHIP AND TRANSFER

THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE COMPANY’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE COMPANY’S ARTICLES OF AMENDMENT AND RESTATEMENT, (i) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE COMPANY’S COMMON STOCK IN EXCESS OF 9.8% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE COMPANY OR SHARES OF THE COMPANY’S CAPITAL STOCK IN EXCESS OF 9.8% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY; (ii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK THAT WOULD RESULT IN THE COMPANY BEING “CLOSELY HELD” UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE COMPANY TO FAIL TO QUALIFY AS A REIT; AND (iii) NO PERSON MAY TRANSFER SHARES OF COMMON STOCK IF SUCH TRANSFER WOULD RESULT IN THE COMMON STOCK OF THE COMPANY BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP IS VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES.

IN ADDITION, THE COMPANY MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND THAT ARE DEFINED IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF CAPITAL STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE.

D.                                    Each Limited Partner covenants and agrees with the General Partner that all Tendered Units shall be delivered to the General Partner free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Units, the General Partner shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.

E.                                     Notwithstanding any other provision of this Agreement, a Limited Partner (i) shall not be entitled to effect a Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange by such Partner on the Specified Redemption Date could cause such Partner or any other Person to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter of the Parent and (ii) shall have no rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Redemption or exchange for REIT Shares would be in violation of this Section 8.6.E, it shall be null and void ab initio and such Limited Partner shall not acquire any rights or economic interest in the cash otherwise payable upon such Redemption or the REIT Shares otherwise issuable upon such exchange.

F.                                      Notwithstanding anything herein to the contrary (but subject to Section 8.6.E), with respect to any Redemption or exchange for REIT Shares pursuant to this Section 8.6 and Annex A or Annex B hereto, as applicable: (i) all OP Units acquired by the General Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be General Partner Interests comprised of the same number and class of OP Units; (ii) without the consent of the General Partner, each Limited Partner may not effect a Redemption for less than 1,000 OP Units or, if the Limited Partner holds less than 1,000 OP Units, all of the OP Units held by such Limited Partner; (iii) without the consent of the General Partner, each Limited Partner may not effect a Redemption such that the Specified Redemption Date would fall during the period after the Partnership Record Date with respect to a distribution and before the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution; (iv) the consummation of any Redemption or exchange for REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) each Tendering Partner shall continue to own all OP Units subject to any Redemption or exchange for REIT Shares, and be treated as a Limited Partner with respect to such OP Units for all purposes of this Agreement, until such OP Units are transferred to the General Partner and paid for or exchanged on the Specified Redemption Date. Until a Specified Redemption Date, the Tendering Partner shall have no rights as a shareholder of the General Partner with respect to such Tendering Partner’s OP Units.

G.                                    In the event that the Partnership issues additional Partnership Interests to any Additional Limited Partner pursuant to Section 4.3, the General Partner shall make such revisions to this Section 8.6, Annex A and/or Annex B as it determines are necessary to reflect the issuance of such additional Partnership Interests.

ARTICLE IX.
BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.1                                    Records and Accounting.

A.                                    The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership’s business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5 or 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form for, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

B.                                    The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the General Partner may operate with integrated or consolidated accounting records, operations and principles.

Section 9.2                                    Partnership Year. The Partnership Year of the Partnership shall be the calendar year.

Section 9.3                                    Reports.

A.                                    As soon as practicable, but in no event later than the date on which the Parent mails its annual report to its stockholders, the General Partner shall cause to be mailed to the Limited Partner an annual report, as of the close of the most recently ended Partnership Year, containing financial statements of the Partnership, or of the Parent if such statements are prepared solely on a consolidated basis with the Partnership, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the Parent.

B.                                    If and to the extent that the Parent mails quarterly reports to its stockholders, as soon as practicable, but in no event later than the date on such reports are mailed, the General Partner shall cause to be mailed to each Limited Partner a report containing unaudited financial statements, as of the last day of such fiscal quarter, of the Partnership, or of the Parent if such statements are prepared solely on a consolidated basis with the Partnership, and such other information as may be required by applicable law or regulations, or as the Parent determines to be appropriate.

ARTICLE X.
TAX MATTERS

Section 10.1                             Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable effort to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes. The Limited Partners shall promptly provide the General Partner with such information relating to the Contributed Properties, including tax basis and other relevant information, as may be reasonably requested by the General Partner from time to time.

Section 10.2                             Tax Elections. Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including, but not limited to, the election under Code Section 754 and the election to use the “recurring item” method of accounting provided under Code Section 461(h) with respect to property taxes imposed on the Partnership’s Properties; provided, however, that, if the “recurring item” method of accounting is elected with respect to such property taxes, the Partnership shall pay the applicable property taxes prior to the date provided in Code Section 461(h) for purposes of determining economic performance. The General Partner shall have the right to seek to revoke any such election (including, without limitation, any election under Code Sections 461(h) and 754) upon the General Partner’s determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

Section 10.3                             Tax Matters Partner.

A.                                    The General Partner shall be the “tax matters partner” of the Partnership for federal income tax purposes. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership in addition to any reimbursement pursuant to Section 7.4 hereof. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

B.                                    The tax matters partner is authorized, but not required:

(i)                                     to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a “tax audit” and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a “notice partner” (as defined in Code Section 6231) or a member of a “notice group” (as defined in Code Section 6223(b)(2));

(ii)                                  in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a “final adjustment”) is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership’s principal place of business is located;

(iii)                               to intervene in any action brought by any other Partner for judicial review of a final adjustment;

(iv)                              to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

(v)                                 to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

(vi)                              to take any other action on behalf of the Partners in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 hereof shall be fully applicable to the tax matters partner in its capacity as such.

C.                                    The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

Section 10.4                             Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local or foreign taxes that the General

Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Sections 1441, 1442, 1445 or 1446. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the Available Funds of the Partnership that would, but for such payment, be distributed to the Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner’s Partnership Interest to secure such Limited Partner’s obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.4. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.4 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

Section 10.5                             Organizational Expenses. The Partnership shall elect to amortize expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Code Section 709.

ARTICLE XI.
TRANSFERS AND WITHDRAWALS

Section 11.1                             Transfer.

A.                                    No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

B.                                    No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in Section 4.7.I and this Article XI. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with Section 4.7.I and this Article XI shall be null and void ab initio unless consented to by the General Partner in its sole and absolute discretion.

C.                                    Notwithstanding the other provisions of this Article XI (other than Section 11.6.D hereof), the Partnership Interests of the General Partner may be Transferred, at any time or from time to time, to any Person that is, at the time of such Transfer, the Parent or any successor thereto or a Qualified REIT Subsidiary. Any transferee of the entire General Partner Interest pursuant to this Section 11.1.C shall automatically become, without further action or Consent of any Limited Partners, the sole general partner of the Partnership, subject to all the rights, privileges, duties and obligations under this Agreement and the Act relating to a general partner. Upon any Transfer permitted by this Section 11.1.C, the transferor Partner shall be relieved of all its obligations under this Agreement. The provisions of Section 11.2.B (other than the last sentence thereof), 11.3 and 11.4 hereof shall not apply to any Transfer permitted by this Section 11.1.C.

D.                                    No Transfer of any Partnership Interest may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner in its sole and absolute discretion; provided that as a condition to such consent, the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for REIT Shares any Partnership Units in which a security interest is held by such lender concurrently with such time as such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Code Section 752.

Section 11.2                             Transfer of General Partner’s Partnership Interest.

A.                                    The General Partner may not Transfer any of its General Partner Interest or withdraw from the Partnership except as provided in Sections 11.1.C, 11.2.B and 11.2.C hereof.

B.                                    Except as set forth in Section 11.1.C above and Section 11.2.C below, the General Partner shall not withdraw from the Partnership and shall not Transfer all or any portion of its interest in the Partnership (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise) without the Consent of a Majority in Interest of the Outside Limited Partners, which Consent may be given or withheld in the sole and absolute discretion of such Limited Partners. Upon any Transfer of such a Partnership Interest pursuant to the Consent of a Majority in Interest of the Outside Limited Partners and otherwise in accordance with the provisions of this Section 11.2.B, the transferee shall become a successor General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such Transferred Partnership Interest, and such Transfer shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of a Majority in Interest of the Outside Limited Partners. In the event that the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the Incapacity of the General Partner, all of the remaining Partners may elect to continue the Partnership business by selecting a successor General Partner in accordance with the Act.

C.                                    Notwithstanding Section 11.2.B, the General Partner may Transfer its Interest in connection with any merger or sale of all or substantially all of the assets of the Parent.

Section 11.3                             Transfer of Limited Partners’ Partnership Interests.

A.                                    No Limited Partner shall Transfer all or any portion of its Partnership Interest to any transferee without the consent of the General Partner, which consent may be withheld in its sole and absolute discretion.

B.                                    Notwithstanding any other provision of this Article XI (other than Section 11.6.D hereof), the Partnership Interests of the Parent Limited Partner may be Transferred in whole or in part, at any time and from time to time to any Person that is, at the time of such Transfer, the Parent or any successor thereto or any Qualified REIT Subsidiary.

C.                                    Without limiting the generality of Section 11.3.A hereof, it is expressly understood and agreed that the General Partner will not consent to any Transfer of all or any portion of any Partnership Interest pursuant to Section 11.3.A above unless such Transfer meets each of the following conditions:

(i)                                     Such Transfer is made only to a single Qualified Transferee; provided, however, that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee.

(ii)                                  The transferee in such Transfer assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest; provided, that no such Transfer (unless made pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its sole and absolute discretion. Notwithstanding the foregoing, any transferee of any Transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Charter that may limit or restrict such transferee’s ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary

Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.

(iii)                               Such Transfer is effective as of the first day of a fiscal quarter of the Partnership.

D.                                    If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner’s estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

E.                                     In connection with any proposed Transfer of a Limited Partner Interest, the General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred.

F.                                      No Transfer by a Limited Partner of its Partnership Interests (including any Redemption or any other acquisition of Partnership Units by the Partnership or the General Partner) may be made to or by any person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation or would result in a termination of the Partnership under Code Section 708, (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the Parent to continue to qualify as a REIT or would subject the Parent to any additional taxes under Code Section 857 or Code Section 4981, or (iii) such Transfer would be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704 (provided that this clause (iii) shall not be the basis for limiting or restricting in any manner the exercise of a Redemption Right unless, and only to the extent that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a “publicly traded partnership” and, by reason thereof, taxable as a corporation).

Section 11.4                             Substituted Limited Partners.

A.                                    A transferee of the interest of a Limited Partner pursuant to a Transfer consented to by the General Partner pursuant to Section 11.3.A may be admitted as a Substituted Limited Partner only with the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The failure or refusal by the General Partner to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the General Partner. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Limited Partner until and unless it furnishes to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all the terms, conditions and applicable obligations of this Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee, and (iii) such other documents and instruments as may be required or advisable, in the sole and absolute discretion of the General Partner, to effect such Assignee’s admission as a Substituted Limited Partner.

B.                                    A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

C.                                    Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address and number of Partnership Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such Substituted Limited Partner.

Section 11.5                             Assignees. If the General Partner, in its sole and absolute discretion, does not consent to the admission of any transferee of any Partnership Interest as a Substituted Limited Partner in connection with a transfer permitted by the General Partner pursuant to Section 11.3.A, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee and the rights to Transfer the Partnership Units only in accordance with the provisions of this Article XI, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent or vote or effect a Redemption with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to Consent or vote or effect a Redemption, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

Section 11.6                             General Provisions.

A.                                    No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner’s Partnership Units in accordance with this Article XI, with respect to which the transferee becomes a Substituted Limited Partner, or pursuant to a redemption (or acquisition by the General Partner) of all of its Partnership Units pursuant to a Redemption under Section 8.6 hereof and/or pursuant to any Partnership Unit Designation.

B.                                    Any Limited Partner who shall Transfer all of its Partnership Units in a Transfer (i) consented to by the General Partner pursuant to this Article XI where such transferee was admitted as a Substituted Limited Partner, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Partnership Units pursuant to a Redemption under Section 8.6 hereof and/or pursuant to any Partnership Unit Designation, or (iii) to the General Partner, whether or not pursuant to Section 8.6.B hereof, shall cease to be a Limited Partner.

C.                                    If any Partnership Unit is Transferred in compliance with the provisions of this Article XI, or is redeemed by the Partnership, or acquired by the General Partner pursuant to Section 8.6 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor Partner or the Tendering Partner, as the case may be, and, in the case of a Transfer or assignment other than a Redemption, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Partner and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Partner or the Tendering Partner, as the case may be, if such Transfer occurs on or before the 15th day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Partner or the Tendering Partner, as the case may be, and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

D.                                    In no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Redemption, any acquisition of Partnership Units by the General Partner or any other acquisition of Partnership Units by the Partnership) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event that such Transfer would cause the Parent to cease to comply with the REIT Requirements; (v) if such Transfer would, in the opinion of counsel to the Partnership or the General Partner, cause a termination of the Partnership for federal or state income tax purposes; (vi) if such Transfer would, in the opinion of legal counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for federal income tax purposes; (vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in ERISA Section 3(14)) or a “disqualified person” (as defined in Code Section 4975(c)); (viii) without the consent of the General Partner, to any benefit plan investor within the meaning of Department of Labor Regulations Section 2510.3-101(f); (ix) if such Transfer would, in the opinion of legal counsel to the Partnership or the General Partner, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101; (x) if such Transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (xi) if such Transfer would, in the opinion of legal counsel to the Partnership or the General Partner, adversely affect the ability of the Parent to continue to qualify as a REIT or would subject the Parent to any additional taxes under Code Section 857 or Code Section 4981; (xii) if such transfer would be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704 (provided that this clause (xii) shall not be the basis for limiting or restricting in any manner the exercise of a Redemption Right unless, and only to the extent that, in the absence of such limitation or restriction there is a significant risk that the Partnership will be treated as a “publicly traded partnership” and, by reason thereof, taxable as a corporation); (xiii) if such Transfer could cause the Partnership to (A) have more than 100 partners (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, subchapter S corporation or grantor trust), (B) fail to satisfy the “lack of actual trading” safe harbor from treatment as a “publicly traded partnership” under Regulations Section 1.7704-1(j), (C) fail to satisfy the “redemption or repurchase agreement” safe harbor from treatment as a “publicly traded partnership” under Regulations Section 1.7704-1(f), or (D) fail to satisfy any other safe harbor from treatment as a “publicly traded partnership” under Regulations Section 1.7704-1 as selected by the General Partner in its sole discretion, provided that this clause (xiii) shall not apply to such Transfer if the General Partner, in its sole discretion, consents in writing to such Transfer; (xiv) if such Transfer causes the Partnership (as opposed to the Parent) to become a reporting company under the Exchange Act; or (xv) if such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

ARTICLE XII.
ADMISSION OF PARTNERS

Section 12.1                             Admission of Successor General Partner. A successor to all of the General Partner’s General Partner Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such Transfer. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

Section 12.2                             Admission of Additional Limited Partners.

A.                                    After the date hereof, a Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person, and (iii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person’s admission as an Additional Limited Partner.

B.                                    Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner’s sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

C.                                    If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Partners and Assignees for such Partnership Year shall be allocated pro rata among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner, in accordance with the principles described in Section 11.6.C hereof. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

Section 12.3                             Amendment of Agreement and Certificate of Limited Partnership. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

Section 12.4                             Limit on Number of Partners. Unless otherwise permitted by the General Partner, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have a number of Partners (including as Partners for this purpose those Persons indirectly owning an interest in the Partnership through another partnership, a limited liability company, a subchapter S corporation or a grantor trust) that would cause the Partnership to become a reporting company under the Exchange Act.

ARTICLE XIII.
DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.1                             Dissolution. The Partnership shall not be dissolved by the admission of Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a “Liquidating Event”):

A.                                    the expiration of its term as provided in Section 2.5;

B.                                    a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless, prior to the entry of such order or judgment, a Majority in Interest of the remaining Outside Limited Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a successor General Partner;

C.                                    an election to dissolve the Partnership made by the General Partner in its sole and absolute discretion, with or without the Consent of a Majority in Interest of the Outside Limited Partners;

D.                                    entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

E.                                     the occurrence of a Terminating Capital Transaction; or

F.                                      the Redemption (or acquisition by the General Partner) of all Partnership Units other than Partnership Units held by the General Partner and the Parent Limited Partner; or

G.                                    the Incapacity of the General Partner, unless all of the remaining Partners in their sole and absolute discretion agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such Incapacity, of a substitute General Partner.

Section 13.2                             Winding Up.

A.                                    Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and

Partners. After the occurrence of a Liquidating Event, no Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs. The General Partner or, in the event that there is no remaining General Partner or the General Partner has dissolved, become bankrupt within the meaning of the Act or ceased to operate, any Person elected by a Majority in Interest of the Outside Limited Partners (the General Partner or such other Person being referred to herein as the “Liquidator”) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership’s liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:

(i)                                     First, to the satisfaction of all of the Partnership’s debts and liabilities to creditors other than the Partners and their Assignees (whether by payment or the making of reasonable provision for payment thereof);

(ii)                                  Second, to the satisfaction of all of the Partnership’s debts and liabilities to the General Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.4 hereof;

(iii)                               Third, to the satisfaction of all of the Partnership’s debts and liabilities to the other Partners and any Assignees (whether by payment or the making of reasonable provision for payment thereof); and

(iv)                              The balance, if any, to the General Partner, the Limited Partners and any Assignees in accordance with their Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods; provided, however, that the distribution provisions in this Section 13.2.A(iv) shall be made by giving effect to Section 6.2.C hereof and any distributions under this Section 13.2.A(iv) shall be made first to the Holders of Series A Preferred Units, second to the Holders of Series B Preferred Units, the Holders of Series C Preferred Units and the Holders of Series D Preferred Units, and third to the Holders of other Partnership Interests.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XIII.

B.                                    Notwithstanding the provisions of Section 13.2.A hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

C.                                    In the event that the Partnership is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the Partners and Assignees that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) as provided in Section 13.2.A(iv). If any Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs) (a “Capital Account Deficit”), such Partner shall not be required to make any contribution to the capital of the Partnership with respect to a Capital Account Deficit, if any, of such Partner, and such Capital Account Deficit shall not be considered a debt owed to the Partnership or any other person for any purpose whatsoever.

D.                                    Notwithstanding the foregoing, (i) if the General Partner has a Capital Account Deficit, the General Partner shall contribute to the capital of the Partnership the amount necessary to restore such Capital

Account Deficit balance to zero; (ii) if an Obligated Partner has a Capital Account Deficit, such Obligated Partner shall be obligated to make a contribution to the Partnership with respect to any such Capital Account Deficit balance upon a liquidation of the Partnership or a “liquidation” of such Partner’s Partnership Interest within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) (which term shall include a redemption by the Partnership of such Obligated Partner’s Partnership Interest upon exercise of the Redemption Right) in an amount equal to the lesser of such Capital Account Deficit balance or such Obligated Partner’s Protected Amount; and (iii) the second sentence of Section 13.2.C shall not apply with respect to any other Partner to the extent, but only to the extent, that such Partner previously has agreed in writing, with the consent of the General Partner, to undertake an express obligation to restore all or any portion of a deficit that may exist in its Capital Account upon a liquidation of the Partnership. Solely for purposes of determining an Obligated Partner’s Capital Account balance upon a liquidation of such Partner’s Partnership Interest, the General Partner shall redetermine the Gross Asset Value of the Partnership’s assets on such date based upon the principles set forth in the definition of “Gross Asset Value,” and shall take into account the Obligated Partner’s allocable share of any unrealized gain or unrealized loss resulting from such adjustment in determining the Obligated Partner’s Capital Account balance. No Partner shall have any right to become an Obligated Partner, to increase its Protected Amount, or otherwise agree to restore any portion of any Capital Account Deficit without the express written consent of the General Partner, in its sole and absolute discretion. The General Partner shall not have the right to eliminate or decrease any Partner’s Protected Amount without the written consent of such Partner unless otherwise agreed to by the parties. Any contribution required of a Partner under this Section 13.2.D shall be made on or before the later of (i) the end of the Partnership Year in which the interest is liquidated or (ii) the ninetieth (90th) day following the date of such liquidation. The proceeds of any contribution to the Partnership made by an Obligated Partner with respect to such Obligated Partner’s Capital Account Deficit balance shall be treated as a Capital Contribution by such Obligated Partner and the proceeds thereof shall be treated as assets of the Partnership to be applied as set forth in Section 13.2.A.

E.                                     In the sole and absolute discretion of the General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Partners pursuant to this Article XIII may be:

(i)                                     distributed to a trust established for the benefit of the General Partner and the Limited Partners for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be distributed to the General Partner and the Limited Partners, from time to time, in the reasonable discretion of the General Partner or the Liquidator, in the same proportions and amounts as would otherwise have been distributed to the General Partner and the Limited Partners pursuant to this Agreement; or

(ii)                                  withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2.A hereof as soon as practicable.

Section 13.3                             Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article XIII, in the event that the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership’s Property shall not be liquidated, the Partnership’s liabilities shall not be paid or discharged and the Partnership’s affairs shall not be wound up. Instead, for federal income tax purposes the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and, immediately thereafter, distributed interests in the new partnership to the Partners in accordance with their respective Capital Accounts in liquidation of the Partnership, and the new partnership is deemed to continue the business of the Partnership. Nothing in this Section 13.3 shall be deemed to have constituted any Assignee as a Substituted Limited Partner without compliance with the provisions of Section 11.4 hereof.

Section 13.4                             Rights of Limited Partners. Except as otherwise provided in this Agreement, (a) each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Limited Partner shall have the right or power to demand or receive property other than cash from the Partnership, and (c) no Limited Partner (other than any Limited Partner who holds Preferred Units, including Series A Preferred Units, Series B Preferred Units, Series C Preferred Units or Series D Preferred Units, to the extent specifically set forth herein and in the applicable Partnership Unit Designation) shall have priority over any other Limited Partner as to the return of its Capital Contributions, distributions or allocations.

Section 13.5                             Notice of Dissolution. In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to Section 13.1 hereof, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and, in the General Partner’s sole and absolute discretion or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner), and the General Partner may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner).

Section 13.6                             Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed with the State of Delaware, all qualifications of the Partnership as a foreign limited partnership or association in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 13.7                             Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

ARTICLE XIV.
PROCEDURES FOR ACTIONS AND CONSENTS OF PARTNERS; AMENDMENTS; MEETINGS

Section 14.1                             Procedures for Actions and Consents of Partners. The actions requiring consent or approval of Limited Partners pursuant to this Agreement, including Section 7.3 hereof, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article XIV.

Section 14.2                             Amendments. Amendments to this Agreement requiring Consent of the Limited Partners may be proposed by the General Partner. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written consent of the Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that the General Partner may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than 10 days, and failure to respond in such time period shall constitute a consent that is consistent with the General Partner’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite consents are received even if prior to such specified time. Notwithstanding anything to the contrary in this Agreement, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to reflect the admission, substitution, termination or withdrawal of Partners or an increase or decrease in a Partner’s Protected Amount in accordance with this Agreement (which may be affected through the replacement of Exhibit C with an amended Exhibit C).

Section 14.3                             Meetings of the Partners.

A.                                    Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by a Majority in Interest of the Outside Limited Partners. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.3.B hereof.

B.                                    Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement for the action in question). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

C.                                    Each Limited Partner may authorize any Person or Persons to act for it by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership’s receipt of written notice of such revocation from the Limited Partner executing such proxy. The use of proxies will be governed in the same manner as in the case of corporations organized under the General Corporation Law of Delaware (including Section 212 thereof).

D.                                    Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the General Partner’s stockholders and may be held at the same time as, and as part of, the meetings of the General Partner’s stockholders.

E.                                     On matters on which Limited Partners are entitled to vote, each Limited Partner holding OP Units shall have a vote equal to the number of OP Units held.

F.                                      Except as otherwise expressly provided in this Agreement, the Consent of Holders of Partnership Interests representing a majority of the Partnership Interests of the Limited Partners shall control.

ARTICLE XV.
GENERAL PROVISIONS

Section 15.1                             Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication (including by telecopy, facsimile, or commercial courier service) to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

Section 15.2                             Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” or “Sections” are to Articles and Sections of this Agreement.

Section 15.3                             Pronouns and Plurals. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 15.4                             Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 15.5                             Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 15.6                             Waiver.

A.                                    No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

B.                                    The restrictions, conditions and other limitations on the rights and benefits of the Limited Partners contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Limited Partners, are for the benefit of the Partnership and, except for an obligation to pay money to the Partnership, may be waived or relinquished by the General Partner, in its sole and absolute discretion, on behalf of the Partnership in one or more instances from time to time and at any time.

Section 15.7                             Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 15.8                             Applicable Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

Section 15.9                             Entire Agreement. This Agreement contains all of the understandings and agreements between and among the Partners with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners with respect to the Partnership.

Section 15.10                      Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 15.11                      Limitation to Preserve REIT Status. Notwithstanding anything else in this Agreement, to the extent that the amount paid, credited, distributed or reimbursed by the Partnership to the Parent, the General Partner or the Parent Limited Partner or their trustees, officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the Parent for purposes of Code Section 856(c)(2) or Code Section 856(c)(3), then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the General Partner in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Partnership Year so that the REIT Payments, as so reduced, for or with respect to the Parent, the General Partner or the Parent Limited Partner, shall not exceed the lesser of:

(i)                                     an amount equal to the excess, if any, of (a) 4.9% of the Parent’s total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (H) of Code Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the Parent from sources other than those described in subsections (A) through (H) of Code Section 856(c)(2) (but not including the amount of any REIT Payments); or

(ii)                                  an amount equal to the excess, if any, of (a) 24% of the Parent’s total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the Parent from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments); provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts shall not adversely affect the Parent’s ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Partnership Year as a consequence of the limitations set forth in this Section 15.11, such REIT Payments shall carry over and shall be treated as arising in the following Partnership Year. The purpose of the limitations contained in this Section 15.11 is to prevent the Parent from failing to qualify as a REIT under the Code by reason of the Parent’s share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 15.11 shall be interpreted and applied to effectuate such purpose.

Section 15.12                      No Partition. No Partner nor any successor-in-interest to a Partner shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Partners that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and their successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.

Section 15.13                      No Third-Party Rights Created Hereby. The provisions of this Agreement are solely for the purpose of defining the interests of the Partners, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement. No creditor or other third party having dealings with the Partnership (other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans to the Partnership or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or any of the Partners.

Section 15.14                      No Rights as Shareholders of General Partner or Stockholders of Parent. Nothing contained in this Agreement shall be construed as conferring upon the Holders of Partnership Units any rights whatsoever as shareholders of the General Partner or stockholders of the Parent, including without limitation any right to receive dividends or other distributions made to shareholders of the General Partner or stockholders of the Parent or to vote or to consent or receive notice as shareholders in respect of any meeting of shareholders for the election of trustees of the General Partner or of any meeting of the stockholders of the Parent for the election of directors or any other matter.

Section 15.15                      Creditors. Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

ARTICLE XVI.
SERIES A PARTICIPATING REDEEMABLE PREFERRED UNITS

Section 16.1                             Designation and Number.

A series of Partnership Units in the Partnership designated as the “Series A Participating Redeemable Preferred Units” (the “Series A Preferred Units”) is hereby established.

Section 16.2                             Distributions.

A.                                    Payment of Preferred Distributions. Pursuant to Section 5.1, each Holder of the Series A Preferred Units will be entitled to receive, at least quarterly to the extent of Available Cash, an amount equal to the Series A Preferred Priority Return. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar quarters) in arrears, on or about the date of any distribution made with respect to the OP Units, commencing on the first of such dates to occur after the original date of issuance (the “Series A Preferred Unit Distribution Payment Date”). If any date on which distributions are to be made on the Series A Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day.

B.                                    Preferred Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series A Preferred Units will accrue whether or not the terms and provisions set forth in Section 16.2.C hereof at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized.

C.                                    Priority as to Distributions.

(i)                                     No distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made on or with respect to any Junior Unit or Preferred Unit (that is not a Series A Preferred Unit) as to distributions (other than a distribution paid in Junior Units or Preferred Units (that are not Series A Preferred Units) as to distributions and upon liquidation) for any period, nor shall any Junior Units or Preferred Units (that are not Series A Preferred Units) as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (and no funds shall be paid or made available for a sinking fund for the redemption of such units) and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership (except by conversion into or exchange for Junior Units or Preferred Units (that are not Series A Preferred Units) as to distributions and upon liquidation or pursuant to the Charter to the extent necessary to preserve the Parent’s status as a REIT), unless full cumulative distributions on the Series A Preferred Units for all past periods shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.

(ii)                                  No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series A Preferred Units which may be in arrears.

D.                                    Series A Preferred Return. Holders of Series A Preferred Units will be entitled to receive the Series A Preferred Return, which will be paid to Holders of Series A Preferred Units as part of the Series A Preferred Priority Return and before any distributions are made to Holders of OP Units pursuant to Section 5.1(4).

E.                                     No Further Rights. Holders of the Series A Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein. Any distribution payment made on the Series A Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series A Preferred Units which remains payable. Accrued but unpaid distributions on the Series A Preferred Units will accumulate as of the Series A Preferred Unit Distribution Payment Date on which they first become payable.

Section 16.3                             Liquidation Proceeds.

A.                                    Distributions. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, distributions on the Series A Preferred Units shall be made in accordance with Article XII hereof.

B.                                    Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.5 hereof.

C.                                    No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled pursuant to this Section 16.3, the Holders of the Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

D.                                    Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

Section 16.4                             Redemption.

A.                                    Each Holder of Series A Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series A Preferred Units that provides otherwise) to require the Partnership to redeem (a “Series A Preferred Redemption”) all or a portion of the Series A Preferred Units held by such Holder (such Series A Preferred Units being hereafter referred to as “Tendered Series A Preferred Units” and such Holder being hereafter referred to as the “Tendering Series A Preferred Unit Holder”) in exchange for a cash amount per Series A Preferred Unit equal to the Series A Preferred Redemption Amount or, if applicable, the Series A Preferred REIT Shares Amount, in each case in accordance with and subject to the terms and conditions of Annex A or Annex B hereto, as applicable.

B.                                    [Intentionally Omitted.]

C.                                    The Series A Preferred REIT Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter or the Bylaws of the Parent, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement with respect to such REIT Shares entered into by the Tendering Series A Preferred Unit Holder. Notwithstanding any delay in such delivery (but subject to Section 16.4.E), the Tendering Series A Preferred Unit Holder shall be deemed the owner of such REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Series A Preferred Redemption Date. In addition, the REIT Shares for which the Series A Preferred Units might be exchanged shall also bear a legend in substantially the form set forth in Section 8.6.C.

D.                                    Each Holder of Series A Preferred Units covenants and agrees with the General Partner that all Tendered Series A Preferred Units shall be delivered to the General Partner and/or Parent free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Series A Preferred Units, the General Partner shall be under no obligation to acquire the same. Each Holder of Series A Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Series A Preferred Units to the General Partner (or its designee), such Holder of Series A Preferred Units shall assume and pay such transfer tax.

E.                                     Notwithstanding any other provision of this Agreement, a Holder of Series A Preferred Units (i) shall not be entitled to effect a Series A Preferred Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange by such Holder on the Series A Preferred Redemption Date could cause such Holder or any other Person to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter of the Parent and (ii) shall have no rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Series A Preferred Redemption or exchange for REIT Shares would be in violation of this Section 16.4.E, it shall be null and void ab initio and such Holder of Series A Preferred Units shall not acquire any rights or economic interest in the cash otherwise payable upon such Series A Preferred Redemption or the REIT Shares otherwise issuable upon such exchange.

F.                                      Notwithstanding anything herein to the contrary (but subject to Section 16.4.E), with respect to any Series A Preferred Redemption or exchange for REIT Shares pursuant to this Section 16.4 and Annex A or Annex B hereto, as applicable: (i) all Series A Preferred Units acquired by the Parent Limited Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be OP Units comprised of the same number of REIT Shares issued by Parent upon such Series A Preferred Redemption; (ii) without the consent of the General Partner, each Holder of Series A Preferred Units may not effect a Series A Preferred Redemption for less than 1,000 Series A Preferred Units or, if the Series A Preferred Unit Holder holds less than 1,000 Series A Preferred Units, all of the Series A Preferred Units held by such Holder; (iii) without the consent of the General Partner, each Series A Preferred Unit Holder may not effect a Series A Preferred Redemption such that the Series A Preferred Redemption Date would fall during the period after the Partnership Record Date with respect to a distribution and before the record date established by the Parent for a distribution to its stockholders of some or all of its portion of such distribution; (iv) the consummation of any Series A Preferred Redemption or exchange for REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) each

Tendering Series A Preferred Unit Holder shall continue to own all Series A Preferred Units subject to any Series A Preferred Redemption or exchange for REIT Shares, and be treated as a Holder of such Series A Preferred Units for all purposes of this Agreement, until such Series A Preferred Units are transferred to the General Partner and paid for or exchanged on the Series A Preferred Redemption Date. Until a Series A Preferred Redemption Date, the Tendering Series A Preferred Unit Holder shall have no rights as a stockholder of the Parent with respect to such Tendering Series A Preferred Unit Holder’s Series A Preferred Units.

G.                                    In the event that the Partnership issues additional Series A Preferred Units to any Additional Limited Partner pursuant to Section 4.3, the General Partner shall make such revisions to this Section 16.4, Annex A and/or Annex B as it determines are necessary to reflect the issuance of such additional Series A Preferred Units.

Section 16.5                             Ranking. The Series A Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank senior to all other Partnership Units. Subject to Section 16.6, so long as the Series A Preferred Units remain issued and outstanding, without the written consent of a Majority in Interest of the Series A Limited Partners, the Partnership shall not (A) authorize or issue any securities having any preference as to or on parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, (B) reclassify any Partnership Interests into interests having any preference as to or on a parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, (C) authorize or issue any debt convertible into or exchangeable for Partnership Interests having any preference as to or on parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, or (D) amend or repeal any provision of, or add any provision to this Agreement if such actions would alter or change the preferences, rights, privileges or restrictions provided for the benefit of the Series A Preferred Units.

Section 16.6                             Voting Rights. The General Partner is expressly authorized to, without the approval of the Holders of Series A Preferred Units, cause the Partnership to issue additional Series A Preferred Units in accordance with Section 4.3 hereof.

Section 16.7                             Transfer Restrictions. The Series A Preferred Units shall not be transferable except in accordance with Section 11.3 and Section 3(g) of the Contribution Agreement.

Section 16.8                             No Conversion Rights. Except as contemplated in Section 16.4, the Series A Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

Section 16.9                             No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series A Preferred Units.

Section 16.10                      Article 8 Opt-In. The Partnership hereby irrevocably elects that all Series A Preferred Units shall be “securities” governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and each other applicable jurisdiction. The ownership of Series A Preferred Units shall be evidenced by certificates. Each certificate evidencing Series A Preferred Units shall bear the following legend: “This certificate evidences an interest in Extra Space Storage LP and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and, to the extent permitted by applicable law, each other applicable jurisdiction.” This provision shall not be amended, and any purported amendment to this provision shall not take effect, until all outstanding certificates evidencing Series A Preferred Units have been surrendered for cancellation.

ARTICLE XVII.
SERIES B REDEEMABLE PREFERRED UNITS

Section 17.1                             Designation and Number.

A series of Partnership Units in the Partnership designated as the “Series B Redeemable Preferred Units” (the “Series B Preferred Units”) is hereby established.

Section 17.2                             Distributions.

A.                                    Payment of Preferred Distributions. Pursuant to Section 5.1, each Holder of a Series B Preferred Unit will be entitled to receive, at least quarterly to the extent of Available Cash, an amount equal to the Series B Preferred Priority Return payable with respect to such unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar quarters) in arrears, on or about the date of any distribution made with respect to the OP Units, commencing on the first of such dates to occur after the original date of issuance (the “Series B Preferred Unit Distribution Payment Date”). If any date on which distributions are to be made on the Series B Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day.

B.                                    Preferred Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series B Preferred Units will accrue whether or not the terms and provisions set forth in Section 17.2.C hereof at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized.

C.                                    Priority as to Distributions.

(i)                                     No distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made on or with respect to any Junior Unit or Preferred Unit ranking junior to the Series B Preferred Units as to distributions (other than a distribution paid in Junior Units or Preferred Units ranking junior to the Series B Preferred Units as to distributions and upon liquidation) for any period, nor shall any Junior Units or Preferred Units ranking junior to the Series B Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (and no funds shall be paid or made available for a sinking fund for the redemption of such units) and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership (except by conversion into or exchange for Junior Units or Preferred Units ranking junior to the Series B Preferred Units as to distributions and upon liquidation, or pursuant to the Charter to the extent necessary to preserve the Parent’s status as a REIT), unless full cumulative distributions on the Series B Preferred Units for all past periods shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.

(ii)                                  No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series B Preferred Units which may be in arrears.

D.                                    No Further Rights. Holders of the Series B Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein. Any distribution payment made on the Series B Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series B Preferred Units which remains payable. Accrued but unpaid distributions on the Series B Preferred Units will accumulate as of the Series B Preferred Unit Distribution Payment Date on which they first become payable.

Section 17.3                             Liquidation Proceeds.

A.                                    Distributions. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, distributions on the Series B Preferred Units shall be made in accordance with Article XIII hereof.

B.                                    Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.5 hereof.

C.                                    No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled pursuant to this Section 17.3, the Holders of the Series B Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

D.                                    Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

Section 17.4                             Redemption.

A.                                    On or after the first anniversary of the original date of issuance, with respect to each Series B Preferred Unit, each Holder of Series B Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series B Preferred Unit that provides otherwise) to require the Partnership to redeem (a “Series B Preferred Redemption”) all or a portion of all of such Series B Preferred Units held by such Holder (such Series B Preferred Units being hereafter referred to as “Tendered Series B Preferred Units” and such Holder being hereafter referred to as the “Tendering Series B Preferred Unit Holder”) in exchange for a cash amount per Series B Preferred Unit equal to the Series B Preferred Redemption Amount or, if applicable, the Series B Preferred REIT Shares Amount, in each case in accordance with and subject to the terms and conditions of Annex A or Annex B hereto, as applicable.

B.                                    [Intentionally Omitted.]

C.                                    The Series B Preferred REIT Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter or the Bylaws of the Parent, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement with respect to such REIT Shares entered into by the Tendering Series B Preferred Unit Holder. Notwithstanding any delay in such delivery (but subject to Section 17.4.E), the Tendering Series B Preferred Unit Holder shall be deemed the owner of such REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Series B Preferred Redemption Date. In addition, the REIT Shares for which the Series B Preferred Units might be exchanged shall also bear a legend in substantially the form set forth in Section 8.6.C.

D.                                    Each Holder of Series B Preferred Units covenants and agrees with the General Partner that all Tendered Series B Preferred Units shall be delivered to the General Partner and/or Parent free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Series B Preferred Units, the General Partner shall be under no obligation to acquire the same. Each Holder of Series B Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Series B Preferred Units to the General Partner (or its designee), such Holder of Series B Preferred Units shall assume and pay such transfer tax.

E.                                     Notwithstanding any other provision of this Agreement, a Holder of Series B Preferred Units (i) shall not be entitled to effect a Series B Preferred Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange by such Holder on the Series B Preferred Redemption Date could cause such Holder or any other Person to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter of the Parent and (ii) shall have no rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Series B Preferred Redemption or exchange for REIT Shares would be in violation of this Section 17.4.E, it shall be null and void ab initio and such Holder of Series B Preferred Units shall not acquire any rights or economic interest in the cash otherwise payable upon such Series B Preferred Redemption or the REIT Shares otherwise issuable upon such exchange.

F.                                      Notwithstanding anything herein to the contrary (but subject to Section 17.4.E), with respect to any Series B Preferred Redemption or exchange for REIT Shares pursuant to this Section 17.4 and Annex A or Annex B hereto, as applicable: (i) all Series B Preferred Units acquired by the Parent Limited Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be OP Units comprised of the same number of REIT Shares issued by Parent upon such Series B Preferred Redemption; (ii) without the consent of the General Partner, each Holder of Series B Preferred Units may not effect a Series B Preferred Redemption for less than 1,000 Series B Preferred Units or, if the Series B Preferred Unit Holder holds less than 1,000 Series B Preferred Units, all of the Series B Preferred Units held by such Holder; (iii) without the consent of the General Partner, each Series B Preferred Unit Holder may not effect a Series B Preferred Redemption such that the Series B Preferred Redemption Date would fall during the period after the Partnership Record Date with respect to a distribution and before the record date established by the Parent for a distribution to its stockholders of some or all of its portion of such distribution; (iv) the consummation of any Series B Preferred Redemption or exchange for REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) each Tendering Series B Preferred Unit Holder shall continue to own all Series B Preferred Units subject to any Series B Preferred Redemption or exchange for REIT Shares, and be treated as a Holder of such Series B Preferred Units for all purposes of this Agreement, until such Series B Preferred Units are transferred to the General Partner and paid for or exchanged on the Series B Preferred Redemption Date. Until a Series B Preferred Redemption Date, the Tendering Series B Preferred Unit Holder shall have no rights as a stockholder of the Parent with respect to such Tendering Series B Preferred Unit Holder’s Series B Preferred Units.

G.                                    In the event that the Partnership issues additional Series B Preferred Units to any Additional Limited Partner pursuant to Section 4.3, the General Partner shall make such revisions to this Section 17.4, Annex A and/or Annex B as it determines are necessary to reflect the issuance of such additional Series B Preferred Units.

Section 17.5                             Ranking. The Series B Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank junior to the Series A Preferred Units, on parity with all Partnership Units issued by the Partnership the terms of which specifically provide that such Partnership Units rank on parity with the Series B Preferred Units (including the Series C Preferred Units and the Series D Preferred Units), and senior to all other Partnership Units. Subject to Section 17.6, so long as the Series B Preferred Units remain issued and outstanding, without the written consent of a Majority in Interest of the Series B Limited Partners, the Partnership shall not (A) authorize or issue any securities having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series B Preferred Units (other than additional Series A Preferred Units in accordance with Section 17.6), (B) reclassify any Partnership Interests into interests having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series B Preferred Units (other than additional Series A Preferred Units in accordance with Section 17.6), (C) authorize or issue any debt convertible into or exchangeable for Partnership Interests having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series B Preferred Units (other than additional Series A Preferred Units in accordance with Section 17.6), or (D) amend or repeal any provision of, or add any provision to this Agreement if such actions would alter or change the preferences, rights, privileges or restrictions provided for the benefit of the Series B Preferred Units.

Section 17.6                             Voting Rights. The General Partner is expressly authorized to, without the approval of the Holders of Series B Preferred Units, cause the Partnership to issue additional Series A Preferred Units to any Holder of issued and outstanding Series A Preferred Units and/or any Affiliate of any such Holder of Series A Preferred Units, in accordance with Section 4.3 hereof. Furthermore, the General Partner is expressly authorized to, without the approval of the Holders of Series B Preferred Units, cause the Partnership to issue additional Series B Preferred Units or other Partnership Units ranking on parity with the Series B Preferred Units, in accordance with Section 4.3 hereof.

Section 17.7                             Transfer Restrictions. The Series B Preferred Units shall not be transferable except in accordance with Section 11.3.

Section 17.8                             No Conversion Rights. Except as contemplated in Section 17.4, the Series B Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

Section 17.9                             No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series B Preferred Units.

Section 17.10                      Article 8 Opt-In. The Partnership hereby irrevocably elects that all Series B Preferred Units shall be “securities” governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and each other applicable jurisdiction. The ownership of Series B Preferred Units shall be evidenced by certificates. Each certificate evidencing Series B Preferred Units shall bear the following legend: “This certificate evidences an interest in Extra Space Storage LP and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and, to the extent permitted by applicable law, each other applicable jurisdiction.” This provision shall not be amended, and any purported amendment to this provision shall not take effect, until all outstanding certificates evidencing Series B Preferred Units have been surrendered for cancellation.

ARTICLE XVIII.
SERIES C CONVERTIBLE REDEEMABLE PREFERRED UNITS

Section 18.1                             Designation and Number.

A series of Partnership Units in the Partnership designated as the “Series C Convertible Redeemable Preferred Units” (the “Series C Preferred Units”) is hereby established.

Section 18.2                             Distributions.

A.                                    Payment of Preferred Distributions. Pursuant to Section 5.1, each Holder of a Series C Preferred Unit will be entitled to receive, at least quarterly to the extent of Available Cash, an amount equal to (1) for the period up to, but not including, the fifth anniversary of the original date of issuance, the Series C Preferred Priority Return payable with respect to such unit, and (2) from and after the fifth anniversary of the original date of issuance, the Series C Preferred Perpetual Return payable with respect to such unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar quarters) in arrears, on or about the date of any distribution made with respect to the OP Units, commencing on the first of such dates to occur after the original date of issuance (the “Series C Preferred Unit Distribution Payment Date”). If any date on which distributions are to be made on the Series C Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day.

B.                                    Preferred Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series C Preferred Units will accrue whether or not the terms and provisions set forth in Section 18.2.C hereof at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized.

C.                                    Priority as to Distributions.

(i)                                     No distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made on or with respect to any Junior Unit or Preferred Unit ranking junior to the Series C Preferred Units as to distributions (other than a distribution paid in Junior Units or Preferred Units ranking junior to the Series C Preferred Units as to distributions and upon liquidation) for any period, nor shall any Junior Units or Preferred Units ranking junior to the Series C Preferred Units as to distributions or upon liquidation be redeemed, purchased, retired or otherwise acquired for any consideration (and no funds shall be paid or made available for a sinking fund for the redemption of such units) and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership (except by conversion into or exchange for Junior Units or Preferred Units ranking junior to the Series C Preferred Units as to distributions and upon liquidation, or pursuant to the Charter to the extent necessary to preserve the Parent’s status as a REIT), unless full cumulative distributions on the Series C Preferred Units for all past periods shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.

(ii)                                  No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series C Preferred Units which may be in arrears.

D.                                    No Further Rights. Holders of the Series C Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein. Any distribution payment made on the Series C Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series C Preferred Units which remains payable. Accrued but unpaid distributions on the Series C Preferred Units will accumulate as of the Series C Preferred Unit Distribution Payment Date on which they first become payable.

Section 18.3                             Liquidation Proceeds.

A.                                    Distributions. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, distributions on the Series C Preferred Units shall be made in accordance with Article XIII hereof.

B.                                    Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.5 hereof.

C.                                    No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled pursuant to this Section 18.3, the Holders of the Series C Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

D.                                    Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

Section 18.4                             Redemption.

A.                                    On or after the first anniversary of the original date of issuance, with respect to each Series C Preferred Unit, each Holder of Series C Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series C Preferred Unit that provides otherwise) to require the Partnership to redeem (a “Series C Preferred Redemption”) all or a portion of all of such Series C Preferred Units held by such Holder (such Series C Preferred Units being hereafter referred to as “Tendered Series C Preferred Units” and such Holder being hereafter referred to as the “Tendering Series C Preferred Unit Holder”) in exchange for a cash amount per Series C Preferred Unit equal to the Series C Preferred Redemption Amount or, if applicable, the Series C Preferred REIT Shares Amount, in each case in accordance with and subject to the terms and conditions of Annex A or Annex B hereto, as applicable.

B.                                    [Intentionally Omitted.]

C.                                    The Series C Preferred REIT Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter or the Bylaws of the Parent, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement with respect to such REIT Shares entered into by the Tendering Series C Preferred Unit Holder. Notwithstanding any delay in such delivery (but subject to Section 18.4.E), the Tendering Series C Preferred Unit Holder shall be deemed the owner of such REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Series C Preferred Redemption Date. In addition, the REIT Shares for which the Series C Preferred Units might be exchanged shall also bear a legend in substantially the form set forth in Section 8.6.C.

D.            Each Holder of Series C Preferred Units covenants and agrees with the General Partner that all Tendered Series C Preferred Units shall be delivered to the General Partner and/or Parent free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Series C Preferred Units prior to the applicable Series C Preferred Redemption Date, the General Partner shall be under no obligation to acquire the same. Each Holder of Series C Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Series C Preferred Units to the General Partner (or its designee), such Holder of Series C Preferred Units shall assume and pay such transfer tax.

E.            Notwithstanding any other provision of this Agreement, a Holder of Series C Preferred Units (i) shall not be entitled to effect a Series C Preferred Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange by such Holder on the Series C Preferred Redemption Date could cause such Holder or any other Person to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter of the Parent and (ii) shall have no rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Series C Preferred Redemption or exchange for REIT Shares would be in violation of this Section 18.4.E, it shall be null and void ab initio and such Holder of Series C Preferred Units shall not acquire any rights or economic interest in the cash otherwise payable upon such Series C Preferred Redemption or the REIT Shares otherwise issuable upon such exchange.

F.             Notwithstanding anything herein to the contrary (but subject to Section 18.4.E), with respect to any Series C Preferred Redemption or exchange for REIT Shares pursuant to this Section 18.4 and Annex A or Annex B hereto, as applicable: (i) all Series C Preferred Units acquired by the Parent Limited Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be OP Units comprised of the same number of REIT Shares issued by Parent upon such Series C Preferred Redemption; (ii) without the consent of the General Partner, each Holder of Series C Preferred Units may not effect a Series C Preferred Redemption for less than 1,000 Series C Preferred Units or, if the Series C Preferred Unit Holder holds less than 1,000 Series C Preferred Units, all of the Series C Preferred Units held by such Holder; (iii) without the consent of the General Partner, each Series C Preferred Unit Holder may not effect a Series C Preferred Redemption such that the Series C Preferred Redemption Date would fall during the period after the Partnership Record Date with respect to a distribution and before the record date established by the Parent for a distribution to its stockholders of some or all of its portion of such distribution; (iv) the consummation of any Series C Preferred Redemption or exchange for REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) each Tendering Series C Preferred Unit Holder shall continue to own all Series C Preferred Units subject to any Series C Preferred Redemption or exchange for REIT Shares, and be treated as a Holder of such Series C Preferred Units for all purposes of this Agreement, until such Series C Preferred Units are transferred to the General Partner and paid for or exchanged on the Series C Preferred Redemption Date. Until a Series C Preferred Redemption Date, the Tendering Series C Preferred Unit Holder shall have no rights as a stockholder of the Parent with respect to such Tendering Series C Preferred Unit Holder’s Series C Preferred Units.

G.            In the event that the Partnership issues additional Series C Preferred Units to any Additional Limited Partner pursuant to Section 4.3, the General Partner shall make such revisions to this Section 18.4, Annex A and/or Annex B as it determines are necessary to reflect the issuance of such additional Series C Preferred Units.

Section 18.5          Conversion.

A.            On or after the first anniversary of the original date of issuance until and including the fifth anniversary of the original date of issuance, with respect to each Series C Preferred Unit, each Holder of Series C Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series C Preferred Unit that provides otherwise) to convert (a “Series C Preferred Conversion”) all or a portion of all of such Series C Preferred Units held by such Holder (such Series C Preferred Units being hereafter referred to as “Converted Series C Preferred Units”) into a number of OP Units equal to the aggregate Series C Preferred Conversion Amount applicable for such Converted Series C Preferred Units, unless the terms of such Series C Preferred Units or such separate agreement provides that such Series C Preferred Units are not entitled to a right of Series C Preferred Conversion or are entitled to convert such Series C Preferred Units into a number of OP Units other than the Series C Preferred Conversion Amount. Any Series C Preferred Conversion shall be exercised pursuant to a Notice of Series C Preferred Conversion delivered to the General Partner by the Series C Preferred Unit Holder who is exercising the right (the “Converting Series C Preferred Unit Holder”) and surrender to the General Partner of certificates representing the Series C Preferred Units, if any. Effective as of the Series C Preferred Conversion Date, the number of Converted Series C Preferred Units held by such Holder shall convert into the number of OP Units equal to the aggregate Series C Preferred Conversion Amount applicable for such Converted Series C Preferred Units. Upon any such conversion, no fractional interests in OP Units shall be issued and instead the number of OP Units shall be rounded to the nearest whole number. Notwithstanding anything herein to the contrary, after the fifth anniversary of the original date of issuance of any Series C Preferred Units, such Series C Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

B.            Effective on each Series C Preferred Conversion Date, the General Partner shall amend Exhibit A as appropriate to record the conversion of the Converted Series C Preferred Units on such Series C Preferred Conversion Date. As promptly as practicable thereafter, the General Partner shall issue and deliver or cause to be issued and delivered to the applicable Converting Series C Preferred Unit Holder the number of OP Units equal to the aggregate Series C Preferred Conversion Amount applicable for such Converted Series C Preferred Units. The Person in whose name OP Units are to be issued upon a conversion will be deemed to have become the Holder of record of the OP Units as of the Series C Preferred Conversion Date. All OP Units issued upon conversion of Series C Preferred Units will upon issuance be duly and validly issued and fully paid OP Units, not subject to any liens and charges created by the Partnership nor subject to any preemptive rights. Effective on the Series C Preferred Conversion Date, the converted Series C Preferred Units will no longer be deemed to be outstanding and all rights of the Holder with respect to those Series C Preferred Units (including the right to receive any distributions paid on or after the Series C Preferred Conversion Date) will immediately terminate, except the right to receive the OP Units to be issued as a result of the conversion.

C.            Notwithstanding anything herein to the contrary, with respect to any Series C Preferred Conversion pursuant to this Section 18.5: (i) without the consent of the General Partner, each Holder of Series C Preferred Units may not effect a Series C Preferred Conversion of less than 1,000 Series C Preferred Units or, if the Series C Preferred Unit Holder holds less than 1,000 Series C Preferred Units, all of the Series C Preferred Units held by such Holder; (ii) the consummation of any Series C Preferred Conversion shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) if a Converting Series C Preferred Unit Holder was a Limited Partner in respect of the Converted Series C Preferred Units prior to such Series C Preferred Conversion, then such Limited Partner shall thereafter be a Limited Partner in respect of the OP Units received upon such conversion, and if a Converting Series C Preferred Unit Holder was an Assignee prior to such Series C Preferred Conversion, then such Assignee shall thereafter be an Assignee in respect of the OP Units received upon such conversion; and (iv) each Converting Series C Preferred Unit Holder shall continue to own all Series C Preferred Units subject to any Series C Preferred Conversion, and be treated as a Holder of such Series C Preferred Units for all purposes of this Agreement, until such Series C Preferred Units are converted into OP Units on the applicable Series C Preferred Conversion Date. Until a Series C Preferred Conversion Date, the Converting Series C Preferred Unit Holder shall have no rights as a Holder with respect to the OP Units issuable in connection with such conversion.

D.            The Series C Preferred Conversion Amount shall be subject to adjustment as determined in good faith by the General Partner to prevent dilution or enlargement of the conversion rights of the Holders of the Series C Preferred Units in the event that the Partnership (i) makes a distribution on its OP Units in OP Units, (ii) subdivides its outstanding OP Units into a greater number of units or (iii) combines its outstanding OP Units into a smaller number of OP Units. Any such adjustment made pursuant to the preceding sentence will become effective immediately after the record date in the case of a distribution, and will become effective immediately after the effective date in the case of a subdivision or combination. If such distribution is declared but is not paid or made, the conversion rate then in effect will be appropriately readjusted; however, a readjustment will not affect any conversion which takes place before the readjustment. Whenever the conversion rate for the Series C Preferred Units is adjusted, the General Partner will promptly send each Holder of record of Series C Preferred Units to the address shown on the record books of the Partnership a notice of the adjustment setting forth the adjusted conversion rate and the date on which the adjustment became effective and containing a brief description of the events which caused the adjustment.

E.            If there is a reclassification or change of outstanding OP Units (other than as a result of a subdivision or combination), or a merger or consolidation of the Partnership with any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding OP Units, or a sale or transfer of all or substantially all of the assets of the Partnership, upon any subsequent conversion of Series C Preferred Units each Holder of Series C Preferred Units will be entitled to receive the kind and amount of securities, cash and other property which the Holder would have received if the Series C Preferred Units had been converted into OP Units immediately before the first of those events (but using the applicable Series C Preferred Conversion Amount as of the date of such subsequent conversion) and had retained all the securities, cash and other assets received as a result of all those events.

F.             In the event that the Partnership issues additional Series C Preferred Units to any Additional Limited Partner pursuant to Section 4.3, the General Partner shall make such revisions to this Section 18.5 as it determines are necessary to reflect the issuance of such additional Series C Preferred Units.

Section 18.6          Ranking. The Series C Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank junior to the Series A Preferred Units, on parity with all Partnership Units issued by the Partnership the terms of which specifically provide that such Partnership Units rank on parity with the Series C Preferred Units (including the Series B Preferred Units and the Series D Preferred Units), and senior to all other Partnership Units. Subject to Section 18.7, so long as the Series C Preferred Units remain issued and outstanding, (i) without the written consent of a Majority in Interest of the Series C Limited Partners, the Partnership shall not (A) authorize or issue any securities having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series C Preferred Units (other than additional Series A Preferred Units in accordance with Section 18.7), (B) reclassify any Partnership Interests into interests having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series C Preferred Units (other than additional Series A Preferred Units in accordance with Section 18.7), (C) authorize or issue any debt convertible into or exchangeable for Partnership Interests having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series C Preferred Units (other than additional Series A Preferred Units in accordance with Section 18.7), or (D) amend or repeal any provision of, or add any provision to this Agreement (other than this Article XVIII or any terms in Article I or Annex A or Annex B hereto that relate exclusively to the Series C Preferred Units) if such actions would alter or change the preferences, rights, privileges or restrictions provided for the benefit of the Series C Preferred Units, and (ii) without the written consent of all of the Holders of Series C Preferred Units, the Partnership shall not amend or repeal any provision of, or add any provision to this Article XVIII or any terms in Article I or Annex A or Annex B hereto that relate exclusively to the Series C Preferred Units if such actions would alter or change the preferences, rights, privileges or restrictions provided for the benefit of the Series C Preferred Units.

Section 18.7          Voting Rights. The General Partner is expressly authorized to, without the approval of the Holders of Series C Preferred Units, cause the Partnership to issue additional Series A Preferred Units in accordance with Section 4.3 hereof. Furthermore, the General Partner is expressly authorized to, without the approval of the Holders of Series C Preferred Units, cause the Partnership to issue additional Series C Preferred Units or other Partnership Units ranking on parity with the Series C Preferred Units, in accordance with Section 4.3 hereof.

Section 18.8          Transfer Restrictions. The Series C Preferred Units shall not be transferable except in accordance with Section 11.3.

Section 18.9          No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series C Preferred Units.

Section 18.10       Article 8 Opt-In. The Partnership hereby irrevocably elects that all Series C Preferred Units shall be “securities” governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and each other applicable jurisdiction. The ownership of Series C Preferred Units shall be evidenced by certificates. Each certificate evidencing Series C Preferred Units shall bear the following legend: “This certificate evidences an interest in Extra Space Storage LP and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and, to the extent permitted by applicable law, each other applicable jurisdiction.” This provision shall not be amended, and any purported amendment to this provision shall not take effect, until all outstanding certificates evidencing Series C Preferred Units have been surrendered for cancellation.

ARTICLE XIX.
SERIES D REDEEMABLE PREFERRED UNITS

Section 19.1          Designation and Number.

A series of Partnership Units in the Partnership designated as the “Series D Redeemable Preferred Units” (the “Series D Preferred Units”) is hereby established.

Section 19.2          Distributions.

A.            Payment of Preferred Distributions. Pursuant to Section 5.1, each Holder of a Series D Preferred Unit will be entitled to receive, at least quarterly to the extent of Available Cash, an amount equal to the Series D Preferred Priority Return payable with respect to such unit. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar quarters) in arrears, on or about the date of any distribution made with respect to the OP Units, commencing on the first of such dates to occur after the original date of issuance (the “Series D Preferred Unit Distribution Payment Date”). If any date on which distributions are to be made on the Series D Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day.

B.            Preferred Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series D Preferred Units will accrue whether or not the terms and provisions set forth in Section 19.2.C hereof at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized.

C.            Priority as to Distributions.

(i)            No distributions shall be declared or paid or set apart for payment and no other distribution of cash or other property may be declared or made on or with respect to any Junior Unit or Preferred Unit ranking junior to the Series D Preferred Units as to distributions (other than a distribution paid in Junior Units or Preferred Units ranking junior to the Series D Preferred Units as to distributions and upon liquidation) for any period, nor shall any Junior Units or Preferred Units ranking junior to the Series D Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (and no funds shall be paid or made available for a sinking fund for the redemption of such units) and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership (except by conversion into or exchange for Junior Units or Preferred Units ranking junior to the Series D Preferred Units as to distributions and upon liquidation, or pursuant to the Charter to the extent necessary to preserve the Parent’s status as a REIT), unless full cumulative distributions on the Series D Preferred Units for all past periods shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment.

(ii)           No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series D Preferred Units which may be in arrears.

D.            No Further Rights. Holders of the Series D Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein. Any distribution payment made on the Series D Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series D Preferred Units which remains payable. Accrued but unpaid distributions on the Series D Preferred Units will accumulate as of the Series D Preferred Unit Distribution Payment Date on which they first become payable.

Section 19.3          Liquidation Proceeds.

A.            Distributions. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, distributions on the Series D Preferred Units shall be made in accordance with Article XIII hereof.

B.            Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.5 hereof.

C.            No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled pursuant to this Section 19.3, the Holders of the Series D Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

D.            Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

Section 19.4          Redemption.

A.            On or after the first anniversary of the original date of issuance, with respect to each Series D Preferred Unit, each Holder of Series D Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series D Preferred Unit that provides otherwise) to require the Partnership to redeem (a “Series D Preferred Redemption”) all or a portion of all of such Series D Preferred Units held by such Holder (such Series D Preferred Units being hereafter referred to as “Tendered Series D Preferred Units” and such Holder being hereafter referred to as the “Tendering Series D Preferred Unit Holder”) in exchange for a cash amount per Series D Preferred Unit equal to the Series D Preferred Redemption Amount or, if applicable, the Series D Preferred REIT Shares Amount, in each case in accordance with and subject to the terms and conditions of Annex A or Annex B hereto, as applicable.

B.            [Intentionally Omitted.]

C.            The Series D Preferred REIT Shares Amount, if applicable, shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter or the Bylaws of the Parent, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement with respect to such REIT Shares entered into by the Tendering Series D Preferred Unit Holder. Notwithstanding any delay in such delivery (but subject to Section 19.4.E), the Tendering Series D Preferred Unit Holder shall be deemed the owner of such REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Series D Preferred Redemption Date. In addition, the REIT Shares for which the Series D Preferred Units might be exchanged shall also bear a legend in substantially the form set forth in Section 8.6.C.

D.            Each Holder of Series D Preferred Units covenants and agrees with the General Partner that all Tendered Series D Preferred Units shall be delivered to the General Partner and/or Parent free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Series D Preferred Units, the General Partner shall be under no obligation to acquire the same. Each Holder of Series D Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Series D Preferred Units to the General Partner (or its designee), such Holder of Series D Preferred Units shall assume and pay such transfer tax.

E.            Notwithstanding any other provision of this Agreement, a Holder of Series D Preferred Units (i) shall not be entitled to effect a Series D Preferred Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange by such Holder on the Series D Preferred Redemption Date could cause such Holder or any other Person to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter of the Parent and (ii) shall have no rights under this Agreement to acquire

REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Series D Preferred Redemption or exchange for REIT Shares would be in violation of this Section 19.4.E, it shall be null and void ab initio and such Holder of Series D Preferred Units shall not acquire any rights or economic interest in the cash otherwise payable upon such Series D Preferred Redemption or the REIT Shares otherwise issuable upon such exchange.

F.             Notwithstanding anything herein to the contrary (but subject to Section 19.4.E), with respect to any Series D Preferred Redemption or exchange for REIT Shares pursuant to this Section 19.4 and Annex A or Annex B hereto, as applicable: (i) all Series D Preferred Units acquired by the Parent Limited Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be OP Units comprised of the same number of REIT Shares issued by Parent upon such Series D Preferred Redemption; (ii) without the consent of the General Partner, each Holder of Series D Preferred Units may not effect a Series D Preferred Redemption for less than 1,000 Series D Preferred Units or, if the Series D Preferred Unit Holder holds less than 1,000 Series D Preferred Units, all of the Series D Preferred Units held by such Holder; (iii) without the consent of the General Partner, each Series D Preferred Unit Holder may not effect a Series D Preferred Redemption such that the Series D Preferred Redemption Date would fall during the period after the Partnership Record Date with respect to a distribution and before the record date established by the Parent for a distribution to its stockholders of some or all of its portion of such distribution; (iv) the consummation of any Series D Preferred Redemption or exchange for REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) each Tendering Series D Preferred Unit Holder shall continue to own all Series D Preferred Units subject to any Series D Preferred Redemption or exchange for REIT Shares, and be treated as a Holder of such Series D Preferred Units for all purposes of this Agreement, until such Series D Preferred Units are transferred to the General Partner and paid for or exchanged on the Series D Preferred Redemption Date. Until a Series D Preferred Redemption Date, the Tendering Series D Preferred Unit Holder shall have no rights as a stockholder of the Parent with respect to such Tendering Series D Preferred Unit Holder’s Series D Preferred Units.

G.            In the event that the Partnership issues additional Series D Preferred Units to any Additional Limited Partner pursuant to Section 4.3, the General Partner shall make such revisions to this Section 19.4, Annex A and/or Annex B as it determines are necessary to reflect the issuance of such additional Series D Preferred Units.

Section 19.5          Ranking. The Series D Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank junior to the Series A Preferred Units, on parity with all Partnership Units issued by the Partnership the terms of which specifically provide that such Partnership Units rank on parity with the Series D Preferred Units (including the Series B Preferred Units and the Series C Preferred Units), and senior to all other Partnership Units. Subject to Section 19.6, so long as the Series D Preferred Units remain issued and outstanding, without the written consent of a Majority in Interest of the Series D Limited Partners, the Partnership shall not (A) authorize or issue any securities having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series D Preferred Units (other than additional Series A Preferred Units in accordance with Section 19.6), (B) reclassify any Partnership Interests into interests having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series D Preferred Units (other than additional Series A Preferred Units in accordance with Section 19.6), (C) authorize or issue any debt convertible into or exchangeable for Partnership Interests having any preference as to the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series D Preferred Units (other than additional Series A Preferred Units in accordance with Section 19.6), or (D) amend or repeal any provision of, or add any provision to this Agreement if such actions would alter or change the preferences, rights, privileges or restrictions provided for the benefit of the Series D Preferred Units.

Section 19.6          Voting Rights. The General Partner is expressly authorized to, without the approval of the Holders of Series D Preferred Units, cause the Partnership to issue additional Series A Preferred Units in accordance with Section 4.3 hereof. Furthermore, the General Partner is expressly authorized to, without the approval of the Holders of Series D Preferred Units, cause the Partnership to issue additional Series D Preferred Units or other Partnership Units ranking on parity with the Series D Preferred Units, in accordance with Section 4.3 hereof.

Section 19.7          Transfer Restrictions. The Series D Preferred Units shall not be transferable except in accordance with Section 11.3.

Section 19.8          No Conversion Rights. Except as contemplated in Section 19.4, the Series D Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

Section 19.9          No Sinking Fund. No sinking fund shall be established for the retirement or redemption of Series D Preferred Units.

Section 19.10       Article 8 Opt-In. The Partnership hereby irrevocably elects that all Series D Preferred Units shall be “securities” governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and each other applicable jurisdiction. The ownership of Series D Preferred Units shall be evidenced by certificates. Each certificate evidencing Series D Preferred Units shall bear the following legend: “This certificate evidences an interest in Extra Space Storage LP and shall be a security governed by Article 8 of the Uniform Commercial Code as in effect in the State of Utah and, to the extent permitted by applicable law, each other applicable jurisdiction.” This provision shall not be amended, and any purported amendment to this provision shall not take effect, until all outstanding certificates evidencing Series D Preferred Units have been surrendered for cancellation.

[the next page is the signature page]

IN WITNESS WHEREOF, this Fourth Amended and Restated Agreement of Limited Partnership has been executed as of the date first written above.

GENERAL PARTNER:

ESS HOLDINGS BUSINESS TRUST I

By:	/s/ Charles L. Allen
Name: Charles L. Allen
Title: Trustee

LIMITED PARTNERS:

ESS HOLDINGS BUSINESS TRUST II

By:	/s/ Charles L. Allen
Name: Charles L. Allen
Title: Trustee

EXHIBIT A

PARTNERS AND PARTNERSHIP UNITS

A-1

EXHIBIT B

NOTICE OF REDEMPTION

To:	Extra Space Storage Inc.
c/o

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Redemption                                          OP Units in Extra Space Storage LP in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated as of December 2, 2013 (the “Agreement”), and the Redemption rights referred to therein. The undersigned Limited Partner or Assignee:

(a)           undertakes (i) to surrender such OP Units and any certificate therefor at the closing of the Redemption and (ii) to furnish to the General Partner, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 8.6 of the Agreement;

(b)           directs that the certified check representing the Cash Amount, or the REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;

(c)           represents, warrants, certifies and agrees that:

(i) the undersigned Limited Partner or Assignee is a Qualifying Party,

(ii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such OP Units, free and clear of the rights or interests of any Person,

(iii) the undersigned Limited Partner or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such OP Units as provided herein, and

(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all Persons, if any, having the right to consent to or approve such tender and surrender; and

(d)           acknowledges that he will continue to own such OP Units until and unless either (i) such OP Units are acquired by the Parent pursuant to Section 8.6.B of the Agreement or (ii) such Redemption transaction closes.

B-1

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:

Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

	(city)	(State)	(Zip Code)

Signature Guaranteed by:

Issue Check Payable/REIT Shares to:

Name:

Please insert social security or identifying number:

B-2

EXHIBIT C

OBLIGATED PARTNERS AND PROTECTED AMOUNTS

C-1

EXHIBIT D

LIST OF WHOLLY OWNED EARLY STAGE LEASE-UP STORAGE FACILITIES

D-1

EXHIBIT E

NOTICE OF SERIES A PREFERRED REDEMPTION

To:	Extra Space Storage Inc.
c/o

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Series A Preferred Redemption                                              Series A Preferred Units in Extra Space Storage LP in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated as of December 2, 2013 (the “Agreement”), and the Series A Preferred Redemption rights referred to therein. The undersigned Limited Partner or Assignee:

(a)           undertakes (i) to surrender such Series A Preferred Units and any certificate therefor at the closing of the Series A Preferred Redemption and (ii) to furnish to the General Partner, prior to the Series A Preferred Redemption Date, the documentation, instruments and information required under Section 16.4 of the Agreement;

(b)           directs that the certified check representing the Series A Preferred Redemption Amount, or the Series A Preferred REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;

(c)           represents, warrants, certifies and agrees that:

(i) the undersigned Limited Partner or Assignee is a Qualifying Party,

(ii) the undersigned Limited Partner or Assignee has, and at the closing of the Series A Preferred Redemption will have, good, marketable and unencumbered title to such Series A Preferred Units, free and clear of the rights or interests of any Person,

(iii) the undersigned Limited Partner or Assignee has, and at the closing of the Series A Preferred Redemption will have, the full right, power and authority to tender and surrender such Series A Preferred Units as provided herein, and

(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all Persons, if any, having the right to consent to or approve such tender and surrender; and

(d)           acknowledges that he will continue to own such Series A Preferred Units until and unless either (i) such Series A Preferred Units are acquired by the Parent pursuant to Section 16.4.B of the Agreement or (ii) such Series A Preferred Redemption transaction closes.

E-1

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:

Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

	(city)	(State)	(Zip Code)

Signature Guaranteed by:

Issue Check Payable/REIT Shares to:

Name:

Please insert social security or identifying number:

E-2

EXHIBIT F

NOTICE OF SERIES B PREFERRED REDEMPTION

To:	Extra Space Storage Inc.
c/o

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Series B Preferred Redemption                                              Series B Preferred Units in Extra Space Storage LP in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated as of December 2, 2013 (the “Agreement”), and the Series B Preferred Redemption rights referred to therein. The undersigned Limited Partner or Assignee:

(a)           undertakes (i) to surrender such Series B Preferred Units and any certificate therefor at the closing of the Series B Preferred Redemption and (ii) to furnish to the General Partner, prior to the Series B Preferred Redemption Date, the documentation, instruments and information required under Section 17.4 of the Agreement;

(b)           directs that the certified check representing the Series B Preferred Redemption Amount, or the Series B Preferred REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;

(c)           represents, warrants, certifies and agrees that:

(i) the undersigned Limited Partner or Assignee is a Qualifying Party,

(ii) the undersigned Limited Partner or Assignee has, and at the closing of the Series B Preferred Redemption will have, good, marketable and unencumbered title to such Series B Preferred Units, free and clear of the rights or interests of any Person,

(iii) the undersigned Limited Partner or Assignee has, and at the closing of the Series B Preferred Redemption will have, the full right, power and authority to tender and surrender such Series B Preferred Units as provided herein, and

(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all Persons, if any, having the right to consent to or approve such tender and surrender; and

(d)           acknowledges that he will continue to own such Series B Preferred Units until and unless either (i) such Series B Preferred Units are acquired by the Parent pursuant to Section 17.4.B of the Agreement or (ii) such Series B Preferred Redemption transaction closes.

F-1

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:

Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

	(city)	(State)	(Zip Code)

Signature Guaranteed by:

Issue Check Payable/REIT Shares to:

Name:

Please insert social security or identifying number:

F-2

EXHIBIT G

NOTICE OF SERIES C PREFERRED CONVERSION

To:                             Extra Space Storage Inc.

c/o

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Series C Preferred Conversion                            Series C Preferred Units in Extra Space Storage LP in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated as of December 2, 2013 (the “Agreement”), and the Series C Preferred Conversion rights referred to therein. The undersigned Limited Partner or Assignee:

(a)                                 undertakes (i) to surrender such Series C Preferred Units and any certificate therefor at the closing of the Series C Preferred Conversion and (ii) to furnish to the General Partner, prior to the Series C Preferred Conversion Date, the documentation, instruments and information required under Section 18.5 of the Agreement;

(b)                                 directs that the OP Units deliverable upon the closing of such Conversion be delivered to the address specified below;

(c)                                  represents, warrants, certifies and agrees that:

(i) the undersigned Limited Partner or Assignee is a Qualifying Party,

(ii) the undersigned Limited Partner or Assignee has, and at the closing of the Series C Preferred Conversion will have, good, marketable and unencumbered title to such Series C Preferred Units, free and clear of the rights or interests of any other Person,

(iii) the undersigned Limited Partner or Assignee has, and at the closing of the Series C Preferred Conversion will have, the full right, power and authority to request the conversion of such Series C Preferred Units as provided herein, and

(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all Persons, if any, having the right to consent to or approve such request for conversion; and

(d)                                 acknowledges that he will continue to own such Series C Preferred Units until and unless such Series C Preferred Conversion transaction closes.

G-1

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:

Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

	(city)	(State)	(Zip Code)

Signature Guaranteed by:

Issue OP Units to:

Name:

Please insert social security or identifying number:

G-2

EXHIBIT H

NOTICE OF SERIES C PREFERRED REDEMPTION

To:                             Extra Space Storage Inc.

c/o

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Series C Preferred Redemption                           Series C Preferred Units in Extra Space Storage LP in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated as of December 2, 2013 (the “Agreement”), and the Series C Preferred Redemption rights referred to therein. The undersigned Limited Partner or Assignee:

(a)                                 undertakes (i) to surrender such Series C Preferred Units and any certificate therefor at the closing of the Series C Preferred Redemption and (ii) to furnish to the General Partner, prior to the Series C Preferred Redemption Date, the documentation, instruments and information required under Section 18.4 of the Agreement;

(b)                                 directs that the certified check representing the Series C Preferred Redemption Amount, or the Series C Preferred REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;

(c)                                  represents, warrants, certifies and agrees that:

(i) the undersigned Limited Partner or Assignee is a Qualifying Party,

(ii) the undersigned Limited Partner or Assignee has, and at the closing of the Series C Preferred Redemption will have, good, marketable and unencumbered title to such Series C Preferred Units, free and clear of the rights or interests of any other Person,

(iii) the undersigned Limited Partner or Assignee has, and at the closing of the Series C Preferred Redemption will have, the full right, power and authority to tender and surrender such Series C Preferred Units as provided herein, and

(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all Persons, if any, having the right to consent to or approve such tender and surrender; and

(d)                                 acknowledges that he will continue to own such Series C Preferred Units until and unless either (i) such Series C Preferred Units are acquired by the Parent pursuant to Section 18.4.B of the Agreement or (ii) such Series C Preferred Redemption transaction closes.

H-1

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:

Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

	(city)	(State)	(Zip Code)

Signature Guaranteed by:

Issue Check Payable/REIT Shares to:

Name:

Please insert social security or identifying number:

H-2

EXHIBIT I

NOTICE OF SERIES D PREFERRED REDEMPTION

To:                             Extra Space Storage Inc.

c/o

The undersigned Limited Partner or Assignee hereby irrevocably tenders for Series D Preferred Redemption                           Series D Preferred Units in Extra Space Storage LP in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated as of December 2, 2013 (the “Agreement”), and the Series D Preferred Redemption rights referred to therein. The undersigned Limited Partner or Assignee:

(a)                                 undertakes (i) to surrender such Series D Preferred Units and any certificate therefor at the closing of the Series D Preferred Redemption and (ii) to furnish to the General Partner, prior to the Series D Preferred Redemption Date, the documentation, instruments and information required under Section 19.4 of the Agreement;

(b)                                 directs that the certified check representing the Series D Preferred Redemption Amount, or the Series D Preferred REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;

(c)                                  represents, warrants, certifies and agrees that:

(i) the undersigned Limited Partner or Assignee is a Qualifying Party,

(ii) the undersigned Limited Partner or Assignee has, and at the closing of the Series D Preferred Redemption will have, good, marketable and unencumbered title to such Series D Preferred Units, free and clear of the rights or interests of any other Person,

(iii) the undersigned Limited Partner or Assignee has, and at the closing of the Series D Preferred Redemption will have, the full right, power and authority to tender and surrender such Series D Preferred Units as provided herein, and

(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all Persons, if any, having the right to consent to or approve such tender and surrender; and

(d)                                 acknowledges that he will continue to own such Series D Preferred Units until and unless either (i) such Series D Preferred Units are acquired by the Parent pursuant to Section 19.4.B of the Agreement or (ii) such Series D Preferred Redemption transaction closes.

I-1

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:

Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

	(city)	(State)	(Zip Code)

Signature Guaranteed by:

Issue Check Payable/REIT Shares to:

Name:

Please insert social security or identifying number:

I-2

ANNEX A

ACCELERATED REDEMPTION PLAN

The provisions of this Annex A, together with the redemption provisions set forth in the Agreement, including Sections 8.6, 16.4, 17.4, 18.4 and 19.4, but excluding Annex B (collectively, the “Accelerated Redemption Plan”), shall govern in the case of all Accelerated Redemptions.

1.              Promptly following receipt by the General Partner of a Notice of Redemption, Notice of Series A Preferred Redemption, Notice of Series B Preferred Redemption, Notice of Series C Preferred Redemption or Notice of Series D Preferred Redemption, the General Partner shall (i) determine in good faith whether the corresponding Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption qualifies as a Standard Redemption or an Accelerated Redemption (as such terms are defined below), and (ii) provide notice to the Tendering Partner, Tendering Series A Preferred Unit Holder, Tendering Series B Preferred Unit Holder, Tendering Series C Preferred Unit Holder or Tendering Series D Preferred Unit Holder, as applicable, of such determination. Such determination by the General Partner shall be final and binding absent manifest error or fraud.

2.              If the General Partner determines that the applicable Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption is an Accelerated Redemption, then such redemption shall be effected pursuant to the provisions of this Accelerated Redemption Plan.

3.              Redemption of OP Units. Subject to the provisions of Section 8.6:

A.            On or after the date 12 months after the Effective Date, each Limited Partner (other than the Parent Limited Partner) shall have the right (subject to the terms and conditions set forth herein and in any other applicable agreement with such Limited Partner) to require the Partnership to redeem all or a portion of such Limited Partner’s Tendered Units in exchange for the Cash Amount, unless the terms of such OP Units or a separate agreement entered into between the Partnership and the holder of such OP Units provide that such OP Units are not entitled to a right of Redemption. The Tendering Partner shall have no right, with respect to any OP Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Tendering Partner. The Cash Amount shall be payable to the Tendering Partner on the Specified Redemption Date.

B.            Notwithstanding Paragraph 3.A above, if a Limited Partner has delivered to the General Partner a Notice of Redemption then the Parent may, in its sole and absolute discretion, (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter) elect to assume and satisfy the Partnership’s Redemption obligation and acquire some or all of the Tendered Units from the Tendering Partner in exchange for the REIT Shares Amount (as of the Specified Redemption Date) and, if the Parent so elects, the Tendering Partner shall sell the Tendered Units to the Parent in exchange for the REIT Shares Amount. In such event, the Tendering Partner shall have no right to cause the Partnership to redeem such Tendered Units. The Parent shall promptly give such Tendering Partner written notice of its election, and the Tendering Partner may elect to withdraw its redemption request at any time prior to the acceptance of the cash or REIT Shares Amount by such Tendering Partner. Assuming the Parent exercises its option to deliver REIT Shares, the Parent shall contribute the Tendered Units to the General Partner and/or the Parent Limited Partner, as the case may be.

4.              Redemption of Series A Preferred Units. Subject to the provisions of Section 16.4:

A.            On or after September 1, 2008, with respect to the Series A Preferred Units, each Holder of Series A Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series A Preferred Units that provides otherwise) to require the Partnership to redeem all or a portion of such Holder’s Tendered Series A Preferred Units in exchange for a cash amount per Series A Preferred Unit equal to the Series A Preferred Redemption Amount, unless the terms of such Series A Preferred Units or such separate agreement provides that such Series A Preferred Units are not entitled to a right of Series A Preferred Redemption or are entitled to consideration other than the Series A Preferred Redemption Amount. The tendering Series A Preferred Unit Holder shall have no right, with respect to any Series A Preferred Units so redeemed, to receive any distributions paid on or after the Series A Preferred Redemption Date. Any Series A Preferred Redemption shall be exercised pursuant to a Notice of Series A Preferred Redemption delivered to the General Partner by the Tendering Series A Preferred Unit Holder and surrender to the General Partner of certificates representing the Series A Preferred Units. The Series A Preferred Redemption Amount shall be payable to the Tendering Series A Preferred Unit Holder on the Series A Preferred Redemption Date.

B.            Notwithstanding Paragraph 4.A above, if a Series A Preferred Unit Holder has delivered to the General Partner a Notice of Series A Preferred Redemption and the certificates representing the Series A Preferred Units, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series A Preferred Redemption obligation and acquire some or all of the Tendered Series A Preferred Units from the Tendering Series A Preferred Unit Holder in exchange for the Series A Preferred REIT Shares Amount (as of the Series A Preferred Redemption Date) and, if the Parent so elects, the Tendering Series A Preferred Unit Holder shall sell the Tendered Series A Preferred Units to the Parent in exchange for the Series A Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series A Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series A Preferred Units. The Parent shall promptly, and in no event later than the Series A Preferred Redemption Date, give such Tendering Series A Preferred Unit Holder written notice of its election to deliver the Series A Preferred REIT Shares Amount, and the Tendering Series A Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series A Preferred REIT Shares Amount by such Tendering Series A Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series A Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series A Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series A Preferred Units (including the certificates, if any, representing such Series A Preferred Units), such Series A Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series A Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

5.              Redemption of Series B Preferred Units. Subject to the provisions of Section 17.4:

A.            On or after the first anniversary of the original date of issuance, with respect to each Series B Preferred Unit, each Holder of Series B Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series B Preferred Unit that provides otherwise) to require the Partnership to redeem all or a portion of all of such

Holder’s Tendered Series B Preferred Units in exchange for a cash amount per Series B Preferred Unit equal to the Series B Preferred Redemption Amount, unless the terms of such Series B Preferred Units or such separate agreement provides that such Series B Preferred Units are not entitled to a right of Series B Preferred Redemption or are entitled to consideration other than the Series B Preferred Redemption Amount. The tendering Series B Preferred Unit Holder shall have no right, with respect to any Series B Preferred Units so redeemed, to receive any distributions paid on or after the Series B Preferred Redemption Date. Any Series B Preferred Redemption shall be exercised pursuant to a Notice of Series B Preferred Redemption delivered to the General Partner by the Tendering Series B Preferred Unit Holder and surrender to the General Partner of certificates representing the Series B Preferred Units, if any. The Series B Preferred Redemption Amount shall be payable to the Tendering Series B Preferred Unit Holder on the Series B Preferred Redemption Date.

B.            Notwithstanding Paragraph 5.A above, if a Series B Preferred Unit Holder has delivered to the General Partner a Notice of Series B Preferred Redemption and the certificates representing the Series B Preferred Units, if any, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series B Preferred Redemption obligation and acquire some or all of the Tendered Series B Preferred Units from the Tendering Series B Preferred Unit Holder in exchange for the Series B Preferred REIT Shares Amount (as of the Series B Preferred Redemption Date) and, if the Parent so elects, the Tendering Series B Preferred Unit Holder shall sell the Tendered Series B Preferred Units to the Parent in exchange for the Series B Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series B Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series B Preferred Units. The Parent shall promptly, and in no event later than the Series B Preferred Redemption Date, give such Tendering Series B Preferred Unit Holder written notice of its election to deliver the Series B Preferred REIT Shares Amount, and the Tendering Series B Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series B Preferred REIT Shares Amount by such Tendering Series B Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series B Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series B Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series B Preferred Units (including the certificates, if any, representing such Series B Preferred Units), such Series B Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series B Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

6.              Redemption of Series C Preferred Units. Subject to the provisions of Section 18.4:

A.            On or after the first anniversary of the original date of issuance, with respect to each Series C Preferred Unit, each Holder of Series C Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series C Preferred Unit that provides otherwise) to require the Partnership to redeem all or a portion of all of such Holder’s Tendered Series C Preferred Units in exchange for a cash amount per Series C Preferred Unit equal to the Series C Preferred Redemption Amount, unless the terms of such Series C Preferred Units or such separate agreement provides that such Series C Preferred Units are not entitled to a right of Series C Preferred Redemption or are entitled to consideration other than the Series C Preferred Redemption Amount. The tendering Series C Preferred Unit Holder shall have no right, with respect to any Series C Preferred

Units so redeemed, to receive any distributions paid on or after the Series C Preferred Redemption Date. Any Series C Preferred Redemption shall be exercised pursuant to a Notice of Series C Preferred Redemption delivered to the General Partner by the Tendering Series C Preferred Unit Holder and surrender to the General Partner of certificates representing the Series C Preferred Units, if any. The Series C Preferred Redemption Amount shall be payable to the Tendering Series C Preferred Unit Holder on the Series C Preferred Redemption Date.

B.            Notwithstanding Paragraph 6.A above, if a Series C Preferred Unit Holder has delivered to the General Partner a Notice of Series C Preferred Redemption and the certificates representing the Series C Preferred Units, if any, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series C Preferred Redemption obligation and acquire some or all of the Tendered Series C Preferred Units from the Tendering Series C Preferred Unit Holder in exchange for the Series C Preferred REIT Shares Amount (as of the Series C Preferred Redemption Date) and, if the Parent so elects, the Tendering Series C Preferred Unit Holder shall sell the Tendered Series C Preferred Units to the Parent in exchange for the Series C Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series C Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series C Preferred Units. The Parent shall promptly, and in no event later than the Series C Preferred Redemption Date, give such Tendering Series C Preferred Unit Holder written notice of its election to deliver the Series C Preferred REIT Shares Amount, and the Tendering Series C Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series C Preferred REIT Shares Amount by such Tendering Series C Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series C Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series C Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series C Preferred Units (including the certificates, if any, representing such Series C Preferred Units), such Series C Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series C Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

7.              Redemption of Series D Preferred Units. Subject to the provisions of Section 19.4:

A.            On or after the first anniversary of the original date of issuance, with respect to each Series D Preferred Unit, each Holder of Series D Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series D Preferred Unit that provides otherwise) to require the Partnership to redeem all or a portion of all of such Holder’s Tendered Series D Preferred Units in exchange for a cash amount per Series D Preferred Unit equal to the Series D Preferred Redemption Amount, unless the terms of such Series D Preferred Units or such separate agreement provides that such Series D Preferred Units are not entitled to a right of Series D Preferred Redemption or are entitled to consideration other than the Series D Preferred Redemption Amount. The tendering Series D Preferred Unit Holder shall have no right, with respect to any Series D Preferred Units so redeemed, to receive any distributions paid on or after the Series D Preferred Redemption Date. Any Series D Preferred Redemption shall be exercised pursuant to a Notice of Series D Preferred Redemption delivered to the General Partner by the Tendering Series D Preferred Unit Holder and surrender to the General Partner of certificates representing the Series D Preferred Units, if any. The Series D Preferred

Redemption Amount shall be payable to the Tendering Series D Preferred Unit Holder on the Series D Preferred Redemption Date.

B.            Notwithstanding Paragraph 7.A above, if a Series D Preferred Unit Holder has delivered to the General Partner a Notice of Series D Preferred Redemption and the certificates representing the Series D Preferred Units, if any, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series D Preferred Redemption obligation and acquire some or all of the Tendered Series D Preferred Units from the Tendering Series D Preferred Unit Holder in exchange for the Series D Preferred REIT Shares Amount (as of the Series D Preferred Redemption Date) and, if the Parent so elects, the Tendering Series D Preferred Unit Holder shall sell the Tendered Series D Preferred Units to the Parent in exchange for the Series D Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series D Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series D Preferred Units. The Parent shall promptly, and in no event later than the Series D Preferred Redemption Date, give such Tendering Series D Preferred Unit Holder written notice of its election to deliver the Series D Preferred REIT Shares Amount, and the Tendering Series D Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series D Preferred REIT Shares Amount by such Tendering Series D Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series D Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series D Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series D Preferred Units (including the certificates, if any, representing such Series D Preferred Units), such Series D Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series D Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

8.              Notwithstanding anything to the contrary in this Annex A, no Accelerated Redemption shall be permitted except to the extent permitted by the terms of the Agreement.

9.              The following definitions shall apply to such terms in the Agreement exclusively in the case of any Accelerated Redemption:

“Accelerated Redemption” means any Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption (i) effected by any Limited Partner who was a Limited Partner on September 30, 2013, with respect to the Partnership Units held by such Limited Partner as of September 30, 2013 (except as otherwise agreed by the General Partner and such Limited Partner), or (ii) that qualifies as a “private transfer” (including a “block transfer”) under Regulations Section 1.7704-1(e), as determined by the General Partner in its sole discretion.

“Cash Amount” means, with respect to a Tendering Partner, an amount of cash equal to the product of (i) the Value of a REIT Share, determined as of the date of receipt by the General Partner of such Tendering Partner’s Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day, and (ii) such Tendering Partner’s REIT Shares Amount, determined as of the Specified Redemption Date.

“Series A Preferred Redemption Date” means the 10th Business Day following receipt by the General Partner of a Notice of Series A Preferred Redemption; provided that, if the REIT Shares are not Publicly Traded, the Series A Preferred Redemption Date means the 30th Business Day following receipt by the General Partner of a Notice of Series A Preferred Redemption.

“Series B Preferred Redemption Date” means the 10th Business Day following receipt by the General Partner of a Notice of Series B Preferred Redemption; provided that, if the REIT Shares are not Publicly Traded, the Series B Preferred Redemption Date means the 30th Business Day following receipt by the General Partner of a Notice of Series B Preferred Redemption.

“Series C Preferred Redemption Date” means the 10th Business Day following receipt by the General Partner of a Notice of Series C Preferred Redemption; provided that, if the REIT Shares are not Publicly Traded, the Series C Preferred Redemption Date means the 30th Business Day following receipt by the General Partner of a Notice of Series C Preferred Redemption.

“Series D Preferred Redemption Date” means the 10th Business Day following receipt by the General Partner of a Notice of Series D Preferred Redemption; provided that, if the REIT Shares are not Publicly Traded, the Series D Preferred Redemption Date means the 30th Business Day following receipt by the General Partner of a Notice of Series D Preferred Redemption.

“Specified Redemption Date” means the 10th Business Day following receipt by the General Partner of a Notice of Redemption; provided that, if the REIT Shares are not Publicly Traded, the Specified Redemption Date means the 30th Business Day following receipt by the General Partner of a Notice of Redemption.

“Standard Redemption” means any Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption that is not an Accelerated Redemption.

“Value” means, on any date of determination with respect to a REIT Share, the average of the daily Market Prices for ten consecutive trading days immediately preceding the date of determination; provided, that for purposes of Section 8.6, the “date of determination” shall be the date of receipt by the Parent of a Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day; provided, further, that for purposes of Section 16.4, the “date of determination” shall be the date of receipt by the Parent of a Notice of Series A Preferred Redemption or, if such date is not a Business Day, the immediately preceding Business Day; provided, further, that for purposes of Section 17.4, the “date of determination” shall be the date of receipt by the Parent of a Notice of Series B Preferred Redemption or, if such date is not a Business Day, the immediately preceding Business Day; provided, further, that for purposes of Section 18.4, the “date of determination” shall be the date of receipt by the Parent of a Notice of Series C Preferred Redemption or, if such date is not a Business Day, the immediately preceding Business Day; provided, further, that for purposes of Section 19.4, the “date of determination” shall be the date of receipt by the Parent of a Notice of Series D Preferred Redemption or, if such date is not a Business Day, the immediately preceding Business Day.

ANNEX B

STANDARD REDEMPTION PLAN

The provisions of this Annex B, together with the redemption provisions set forth in the Agreement, including Sections 8.6, 16.4, 17.4, 18.4 and 19.4, but excluding Annex A (collectively, the “Standard Redemption Plan”), shall govern in the case of all Standard Redemptions.  The Standard Redemption Plan is intended to constitute a “redemption or repurchase agreement” within the meaning of Regulations Sections 1.7704-1(f).

1.              Promptly following receipt by the General Partner of a Notice of Redemption, Notice of Series A Preferred Redemption, Notice of Series B Preferred Redemption, Notice of Series C Preferred Redemption or Notice of Series D Preferred Redemption, the General Partner shall (i) determine in good faith whether the corresponding Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption qualifies as a Standard Redemption or an Accelerated Redemption (as such terms are defined below), and (ii) provide notice to the Tendering Partner, Tendering Series A Preferred Unit Holder, Tendering Series B Preferred Unit Holder, Tendering Series C Preferred Unit Holder or Tendering Series D Preferred Unit Holder, as applicable, of such determination. Such determination by the General Partner shall be final and binding absent manifest error or fraud.

2.              If the General Partner determines that the applicable Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption is a Standard Redemption, then such redemption shall be effected pursuant to the provisions of this Standard Redemption Plan.

3.              Redemption of OP Units. Subject to the provisions of Section 8.6:

A.            On or after the date 12 months after the Effective Date, each Limited Partner (other than the Parent Limited Partner) shall have the right (subject to the terms and conditions set forth herein and in any other applicable agreement with such Limited Partner) to require the Partnership to redeem all or a portion of such Limited Partner’s Tendered Units in exchange for the Cash Amount, unless the terms of such OP Units or a separate agreement entered into between the Partnership and the holder of such OP Units provide that such OP Units are not entitled to a right of Redemption. The Tendering Partner shall have no right, with respect to any OP Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Tendering Partner. The Cash Amount shall be payable to the Tendering Partner on the Specified Redemption Date.

B.            Notwithstanding Paragraph 3.A above, if a Limited Partner has delivered to the General Partner a Notice of Redemption then the Parent may, in its sole and absolute discretion, (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter) elect to assume and satisfy the Partnership’s Redemption obligation and acquire some or all of the Tendered Units from the Tendering Partner in exchange for the REIT Shares Amount (as of the Specified Redemption Date) and, if the Parent so elects, the Tendering Partner shall sell the Tendered Units to the Parent in exchange for the REIT Shares Amount. In such event, the Tendering Partner shall have no right to cause the Partnership to redeem such Tendered Units. The Parent shall promptly give such Tendering Partner written notice of its election, and the Tendering Partner may elect to withdraw its redemption request at any time prior to the acceptance of the cash or REIT Shares Amount by such Tendering Partner. Assuming the Parent exercises its option to deliver REIT Shares, the Parent shall contribute the Tendered Units to the General Partner and/or the Parent Limited Partner, as the case may be.

4.              Redemption of Series A Preferred Units. Subject to the provisions of Section 16.4:

A.            On or after September 1, 2008, with respect to the Series A Preferred Units, each Holder of Series A Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series A Preferred Units that provides otherwise) to require the Partnership to redeem all or a portion of such Holder’s Tendered Series A Preferred Units in exchange for a cash amount per Series A Preferred Unit equal to the Series A Preferred Redemption Amount, unless the terms of such Series A Preferred Units or such separate agreement provides that such Series A Preferred Units are not entitled to a right of Series A Preferred Redemption or are entitled to consideration other than the Series A Preferred Redemption Amount. The tendering Series A Preferred Unit Holder shall have no right, with respect to any Series A Preferred Units so redeemed, to receive any distributions paid on or after the Series A Preferred Redemption Date. Any Series A Preferred Redemption shall be exercised pursuant to a Notice of Series A Preferred Redemption delivered to the General Partner by the Tendering Series A Preferred Unit Holder and surrender to the General Partner of certificates representing the Series A Preferred Units. The Series A Preferred Redemption Amount shall be payable to the Tendering Series A Preferred Unit Holder on the Series A Preferred Redemption Date.

B.            Notwithstanding Paragraph 4.A above, if a Series A Preferred Unit Holder has delivered to the General Partner a Notice of Series A Preferred Redemption and the certificates representing the Series A Preferred Units, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series A Preferred Redemption obligation and acquire some or all of the Tendered Series A Preferred Units from the Tendering Series A Preferred Unit Holder in exchange for the Series A Preferred REIT Shares Amount (as of the Series A Preferred Redemption Date) and, if the Parent so elects, the Tendering Series A Preferred Unit Holder shall sell the Tendered Series A Preferred Units to the Parent in exchange for the Series A Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series A Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series A Preferred Units. The Parent shall promptly, and in no event later than the Series A Preferred Redemption Date, give such Tendering Series A Preferred Unit Holder written notice of its election to deliver the Series A Preferred REIT Shares Amount, and the Tendering Series A Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series A Preferred REIT Shares Amount by such Tendering Series A Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series A Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series A Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series A Preferred Units (including the certificates, if any, representing such Series A Preferred Units), such Series A Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series A Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

5.              Redemption of Series B Preferred Units. Subject to the provisions of Section 17.4:

A.            On or after the first anniversary of the original date of issuance, with respect to each Series B Preferred Unit, each Holder of Series B Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series B Preferred Unit that provides otherwise) to require the Partnership to redeem all or a portion of all of such

Holder’s Tendered Series B Preferred Units in exchange for a cash amount per Series B Preferred Unit equal to the Series B Preferred Redemption Amount, unless the terms of such Series B Preferred Units or such separate agreement provides that such Series B Preferred Units are not entitled to a right of Series B Preferred Redemption or are entitled to consideration other than the Series B Preferred Redemption Amount. The tendering Series B Preferred Unit Holder shall have no right, with respect to any Series B Preferred Units so redeemed, to receive any distributions paid on or after the Series B Preferred Redemption Date. Any Series B Preferred Redemption shall be exercised pursuant to a Notice of Series B Preferred Redemption delivered to the General Partner by the Tendering Series B Preferred Unit Holder and surrender to the General Partner of certificates representing the Series B Preferred Units, if any. The Series B Preferred Redemption Amount shall be payable to the Tendering Series B Preferred Unit Holder on the Series B Preferred Redemption Date.

B.            Notwithstanding Paragraph 5.A above, if a Series B Preferred Unit Holder has delivered to the General Partner a Notice of Series B Preferred Redemption and the certificates representing the Series B Preferred Units, if any, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series B Preferred Redemption obligation and acquire some or all of the Tendered Series B Preferred Units from the Tendering Series B Preferred Unit Holder in exchange for the Series B Preferred REIT Shares Amount (as of the Series B Preferred Redemption Date) and, if the Parent so elects, the Tendering Series B Preferred Unit Holder shall sell the Tendered Series B Preferred Units to the Parent in exchange for the Series B Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series B Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series B Preferred Units. The Parent shall promptly, and in no event later than the Series B Preferred Redemption Date, give such Tendering Series B Preferred Unit Holder written notice of its election to deliver the Series B Preferred REIT Shares Amount, and the Tendering Series B Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series B Preferred REIT Shares Amount by such Tendering Series B Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series B Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series B Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series B Preferred Units (including the certificates, if any, representing such Series B Preferred Units), such Series B Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series B Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

6.              Redemption of Series C Preferred Units. Subject to the provisions of Section 18.4:

A.            On or after the first anniversary of the original date of issuance, with respect to each Series C Preferred Unit, each Holder of Series C Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series C Preferred Unit that provides otherwise) to require the Partnership to redeem all or a portion of all of such Holder’s Tendered Series C Preferred Units in exchange for a cash amount per Series C Preferred Unit equal to the Series C Preferred Redemption Amount, unless the terms of such Series C Preferred Units or such separate agreement provides that such Series C Preferred Units are not entitled to a right of Series C Preferred Redemption or are entitled to consideration other than the Series C Preferred Redemption Amount. The tendering Series C Preferred Unit Holder shall have no right, with respect to any Series C Preferred

Units so redeemed, to receive any distributions paid on or after the Series C Preferred Redemption Date. Any Series C Preferred Redemption shall be exercised pursuant to a Notice of Series C Preferred Redemption delivered to the General Partner by the Tendering Series C Preferred Unit Holder and surrender to the General Partner of certificates representing the Series C Preferred Units, if any. The Series C Preferred Redemption Amount shall be payable to the Tendering Series C Preferred Unit Holder on the Series C Preferred Redemption Date.

B.            Notwithstanding Paragraph 6.A above, if a Series C Preferred Unit Holder has delivered to the General Partner a Notice of Series C Preferred Redemption and the certificates representing the Series C Preferred Units, if any, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series C Preferred Redemption obligation and acquire some or all of the Tendered Series C Preferred Units from the Tendering Series C Preferred Unit Holder in exchange for the Series C Preferred REIT Shares Amount (as of the Series C Preferred Redemption Date) and, if the Parent so elects, the Tendering Series C Preferred Unit Holder shall sell the Tendered Series C Preferred Units to the Parent in exchange for the Series C Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series C Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series C Preferred Units. The Parent shall promptly, and in no event later than the Series C Preferred Redemption Date, give such Tendering Series C Preferred Unit Holder written notice of its election to deliver the Series C Preferred REIT Shares Amount, and the Tendering Series C Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series C Preferred REIT Shares Amount by such Tendering Series C Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series C Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series C Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series C Preferred Units (including the certificates, if any, representing such Series C Preferred Units), such Series C Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series C Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

7.              Redemption of Series D Preferred Units. Subject to the provisions of Section 19.4:

A.            On or after the first anniversary of the original date of issuance, with respect to each Series D Preferred Unit, each Holder of Series D Preferred Units shall have the right (subject to the terms and conditions set forth herein and in any separate agreement entered into between the Partnership and the Holder of such Series D Preferred Unit that provides otherwise) to require the Partnership to redeem all or a portion of all of such Holder’s Tendered Series D Preferred Units in exchange for a cash amount per Series D Preferred Unit equal to the Series D Preferred Redemption Amount, unless the terms of such Series D Preferred Units or such separate agreement provides that such Series D Preferred Units are not entitled to a right of Series D Preferred Redemption or are entitled to consideration other than the Series D Preferred Redemption Amount. The tendering Series D Preferred Unit Holder shall have no right, with respect to any Series D Preferred Units so redeemed, to receive any distributions paid on or after the Series D Preferred Redemption Date. Any Series D Preferred Redemption shall be exercised pursuant to a Notice of Series D Preferred Redemption delivered to the General Partner by the Tendering Series D Preferred Unit Holder and surrender to the General Partner of certificates representing the Series D Preferred Units, if any. The Series D Preferred

Redemption Amount shall be payable to the Tendering Series D Preferred Unit Holder on the Series D Preferred Redemption Date.

B.            Notwithstanding Paragraph 7.A above, if a Series D Preferred Unit Holder has delivered to the General Partner a Notice of Series D Preferred Redemption and the certificates representing the Series D Preferred Units, if any, then the Parent may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to assume and satisfy the Partnership’s Series D Preferred Redemption obligation and acquire some or all of the Tendered Series D Preferred Units from the Tendering Series D Preferred Unit Holder in exchange for the Series D Preferred REIT Shares Amount (as of the Series D Preferred Redemption Date) and, if the Parent so elects, the Tendering Series D Preferred Unit Holder shall sell the Tendered Series D Preferred Units to the Parent in exchange for the Series D Preferred REIT Shares Amount (to the extent then permitted by the rules of the New York Stock Exchange without having to obtain the approval of Parent’s stockholders). In such event, the Tendering Series D Preferred Unit Holder shall have no right to cause the Partnership to redeem such Tendered Series D Preferred Units. The Parent shall promptly, and in no event later than the Series D Preferred Redemption Date, give such Tendering Series D Preferred Unit Holder written notice of its election to deliver the Series D Preferred REIT Shares Amount, and the Tendering Series D Preferred Unit Holder may elect to withdraw its redemption request at any time prior to the acceptance of the cash or Series D Preferred REIT Shares Amount by such Tendering Series D Preferred Unit Holder. Assuming the Parent exercises its option to deliver the Series D Preferred REIT Shares Amount, the Parent shall contribute the Tendered Series D Preferred Units to the Parent Limited Partner. Upon Parent Limited Partner’s acquisition of the Series D Preferred Units (including the certificates, if any, representing such Series D Preferred Units), such Series D Preferred Units shall automatically be converted into a number of OP Units equal to the number of REIT Shares issued by Parent in such Series D Preferred Redemption. In addition, upon or subsequent to such conversion, the General Partner shall be permitted to make adjustments to the Capital Accounts of the Partners in order to prevent any differences in distributions among OP Units resulting from such conversion.

8.              The following definitions shall apply to such terms in the Agreement exclusively in the case of any Standard Redemption:

“Accelerated Redemption” means any Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption (i) effected by any Limited Partner who was a Limited Partner on September 30, 2013, with respect to the Partnership Units held by such Limited Partner as of September 30, 2013 (except as otherwise agreed by the General Partner and such Limited Partner), or (ii) that qualifies as a “private transfer” (including a “block transfer”) under Regulations Section 1.7704-1(e), as determined by the General Partner in its sole discretion.

“Cash Amount” means, with respect to a Tendering Partner, an amount of cash equal to the product of (i) the Value of a REIT Share and (ii) such Tendering Partner’s REIT Shares Amount, determined as of the Specified Redemption Date.

“Series A Preferred Redemption Date” means the 61st day following receipt by the General Partner of a Notice of Series A Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day.

“Series B Preferred Redemption Date” means the 61st day following receipt by the General Partner of a Notice of Series B Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day.

“Series C Preferred Redemption Date” means the 61st day following receipt by the General Partner of a Notice of Series C Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day.

“Series D Preferred Redemption Date” means the 61st day following receipt by the General Partner of a Notice of Series D Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day.

“Specified Redemption Date” means the 61st day following receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the immediately succeeding Business Day.

“Standard Redemption” means any Redemption, Series A Preferred Redemption, Series B Preferred Redemption, Series C Preferred Redemption or Series D Preferred Redemption that is not an Accelerated Redemption.

“Value” means, on any date of determination with respect to a REIT Share, the average of the daily Market Prices for ten consecutive trading days immediately preceding the date of determination; provided, that for purposes of Section 8.6, the “date of determination” shall be the 61st day following receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the immediately succeeding Business Day; provided, further, that for purposes of Section 16.4, the “date of determination” shall be the 61st day following receipt by the General Partner of a Notice of Series A Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day; provided, further, that for purposes of Section 17.4, the “date of determination” shall be the 61st day following receipt by the General Partner of a Notice of Series B Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day; provided, further, that for purposes of Section 18.4, the “date of determination” shall be the 61st day following receipt by the General Partner of a Notice of Series C Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day; provided, further, that for purposes of Section 19.4, the “date of determination” shall be the 61st day following receipt by the General Partner of a Notice of Series D Preferred Redemption or, if such date is not a Business Day, the immediately succeeding Business Day.